UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 217-9502

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Fergus Reid, III

Chairman and Director

William J. Armstrong

Director

John F. Finn

Director

Dr. Matthew Goldstein

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Marilyn McCoy

Director

William G. Morton, Jr.

Director

Robert A. Oden, Jr.

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Leonard M. Spalding, Jr.

Director

Patricia A. Maleski

President and Principal Executive Officer

Joy C. Dowd

Treasurer and Principal Financial Officer

Stephen M. Ungerman

Chief Compliance Officer

Frank J. Nasta

Secretary

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

270 Park Avenue

New York, NY 10017

Shareholder Services

(877) 217-9502

Please visit our web site, www.pacholder.com, for information on the Fund’s net asset value, share price, news releases, and Securities and Exchange Commission filings. We created this site to provide stockholders quick and easy access to the most timely information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

PACHOLDER HIGH YIELD FUND, INC.

Dear Shareholders:

2011 Review

Strong corporate earnings and robust merger-and-acquisition activity helped support investors’ appetite for risk during the beginning of the reporting period, and buoyed high yield bonds (also known as “junk bonds”). However, uncertainty surrounding global economic growth began to dampen investors’ risk appetite in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Nonetheless, high yield bonds finished the twelve months ended December 31, 2011 with a positive return.

For the twelve months ended December 31, 2011, the Pacholder High Yield Fund, Inc. (the “Fund”) returned 0.42% based on net asset value (“NAV”) compared to the 5.46% return for the Credit Suisse High Yield Index, Developed Countries Only (the “Index”) and the 5.07% average total return of the Morningstar Closed-End High Yield Category.

The Fund’s relative underperformance versus the Index for 2011 was due in large part to security selection in the aerospace, consumer products, food and drug, food/tobacco, forest products/containers, healthcare, housing, information technology, and media/telecom sectors. Security selection in the chemicals, energy, financial, manufacturing, metals/minerals, and services sectors contributed to relative performance.

According to Moody’s Investor Services, Inc. (Moody’s), the global speculative-grade issuer-weighted default rate decreased to 1.7% in December 2011 from the September 2011 rate of 1.8%. Moody’s predicted, under its baseline scenario, that the global speculative-grade default rate will climb to 2.9% by the end of 2012.

Fund Strategy

The Fund continued to use a credit bar bell investment strategy. To implement this strategy, the Fund invested a portion of its assets in relatively liquid high yield securities that demonstrated improving fundamentals, and took targeted credit risk when the Fund’s portfolio managers’ analysis indicated a favorable risk/reward opportunity. This targeted credit risk included investments in performing and non-performing bonds and loan assignments of firms that were trading at distressed levels or emerging from an administrative re-organization.

Auction Rate Preferred Shares and Dividends

Since February 2008, most auctions for preferred shares of closed-end funds and auction rate securities of other issuers have failed. The weekly auctions for the Fund’s Auction Rate Preferred Shares (”ARPS”) have failed since February 13, 2008. Since that time, a number of broker-dealers announced that they will offer to repurchase auction rate securities from certain clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole.

From January 2011 thru March 2011, the Fund paid a monthly dividend of $0.06 per common share. Beginning with the April 2011 dividend, the Board of Directors authorized the Fund to increase the amount of monthly dividends from $0.06 to $0.07 per common share. The Fund anticipates paying a monthly dividend of $0.07, subject to market conditions and the requirement that the Fund maintain asset coverage of at least 200% of the ARPS after payment of dividends. The amount of monthly dividend may be more or less than the actual income earned by the Fund in a given month and the Board of Directors will continue to monitor the continuing appropriateness of the dividend level in light of market conditions and income earned by the Fund over time.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Availability of Portfolio Holdings and Other Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts including estimated undistributed net income and statistical information will also be available on the Fund’s website.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Total Return *	Net Asset Value (NAV)	Market Price
1 Year	0.42%	17.09%
5 Year	6.89%	10.03%
10 Year	12.26%	11.99%

Price per share at December 31, 2011	$7.86	$8.95

*	Total returns assume the reinvestment of all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

CONVERTIBLE BOND — 0.0%[12]
MATERIALS — 0.0%[12]
CONSTRUCTION MATERIALS — 0.0%[12]
U.S. Concrete, Inc., Private Placement Sec’d Nt, 9.500%, 08/31/15[2,7] (Cost $46,000)	$46	$45,022	0.0%[12]

CORPORATE BONDS — 110.3%
CONSUMER DISCRETIONARY — 29.5%
AUTOMOBILES — 1.9%
Chrysler Group LLC/CG Co-Issuer, Inc., Private Placement, Sr Sec’d Nt,
8.000%, 06/15/19[2]	200	183,000	0.2
8.250%, 06/15/21[2]	200	182,000	0.2
Ford Holdings LLC,
9.300%, 03/01/30	262	326,190	0.3
9.375%, 03/01/20[10]	150	175,688	0.2
Ford Motor Co.,
7.750%, 06/15/43	750	753,750	0.7
8.900%, 01/15/32	125	151,250	0.2
Ford Motor Co., Nt, 9.980%, 02/15/47	125	155,937	0.1
Motors Liquidation Co.,
0.000%, 03/15/361,3,[4],9	55 Units	206	0.0	[12]
5.250%, 03/06/32[3,9]	25 Units	6,241	0.0	[12]
6.250%, 07/15/33[3,9]	15 Units	3,718	0.0	[12]
7.250%, 04/15/41[3,9]	— Units[11]	54	0.0	[12]
7.250%, 07/15/41[3,9]	— Units[11]	23	0.0	[12]
7.250%, 02/15/52[3,9]	7 Units	1,825	0.0	[12]
7.375%, 05/15/48[3,9]	10 Units	2,413	0.0	[12]
7.375%, 10/01/51[3,9]	— Units[11]	61	0.0	[12]
Motors Liquidation Co., Debentures,
6.750%, 05/01/28[1,3,4,9]	50	375	0.0	[12]
8.100%, 06/15/24[1,3,4,9]	1,725	12,938	0.0	[12]
8.375%, 07/15/33[1,3,4,9]	425	3,187	0.0	[12]

		1,958,856	1.9

BROADCASTING & CABLE TV — 5.7%
Adelphia Communications Corp., Pfd, 6.000%, 02/15/06[1,4]	125	—	0.0
Adelphia Communications Corp., Sr Nt,
8.125%, 07/15/03[1,4]	750	2,250	0.0	[12]
9.375%, 11/15/09[1,4]	560	1,680	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

BROADCASTING & CABLE TV (continued)
Cablevision Systems Corp., 8.000%, 04/15/20	$330	$353,925	0.4%
Cablevision Systems Corp., Sr Unsec’d Nt, 7.750%, 04/15/18	80	84,800	0.1
CCO Holdings LLC/CCO Holdings Capital Corp., 7.000%, 01/15/19	313	326,302	0.3
CCO Holdings LLC/CCO Holdings Capital Corp., Co Guar,
6.500%, 04/30/21	300	303,750	0.3
7.250%, 10/30/17	340	358,275	0.4
7.375%, 06/01/20	35	36,925	0.0	[12]
8.125%, 04/30/20	550	602,250	0.6
Cequel Communications Holdings I LLC and Cequel Capital Corp., Private Placement, Sr Nt, 8.625%, 11/15/17[2]	599	634,940	0.6
CSC Holdings LLC,
7.625%, 07/15/18	50	55,000	0.1
8.625%, 02/15/19	44	50,710	0.0	[12]
CSC Holdings LLC, Sr Nt, 7.875%, 02/15/18	96	106,320	0.1
DISH DBS Corp., Sr Nt, Co Guar,
6.750%, 06/01/21	650	700,375	0.7
7.875%, 09/01/19	215	242,950	0.2
Insight Communications Co., Inc., Private Placement, Sr Nt, 9.375%, 07/15/18[2]	115	131,388	0.1
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr Unsec’d Nt, 8.500%, 10/15/15	67	69,010	0.1
Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	211	223,924	0.2
Telesat Canada/Telesat LLC, (Canada),
11.000%, 11/01/15	136	146,030	0.1
12.500%, 11/01/17[10]	150	167,625	0.2
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Private Placement, Sr Sec’d Nt, (Germany), 8.125%, 12/01/17[2]	375	396,094	0.4
UPCB Finance V Ltd., Private Placement, Sr Sec’d Nt, (Cayman Islands), 7.250%, 11/15/21[2]	300	303,750	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

BROADCASTING & CABLE TV (continued)
Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	$225	$246,937	0.2%
Virgin Media Finance plc, Co Guar, (United Kingdom), 9.500%, 08/15/16	100	112,250	0.1
XM Satellite Radio, Inc., Private Placement, Sr Nt, 13.000%, 08/01/13[2]	130	147,550	0.2

		5,805,010	5.7

DIVERSIFIED CONSUMER SERVICES — 1.1%
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.750%, 02/01/15[2],10	700	652,750	0.7
Mac-Gray Corp., Sr Nt, 7.625%, 08/15/15	433	443,284	0.4

		1,096,034	1.1

GAMING — 6.4%
Ameristar Casinos, Inc., Nt, Co Guar, 7.500%, 04/15/21	285	293,550	0.3
Chukchansi Economic Development Authority, Private Placement, 8.000%, 11/15/13[2]	766	494,070	0.5
CityCenter Holdings LLC/CityCenter Finance Corp., Private Placement, PIK, 11.500%, 01/15/17[2]	390	401,911	0.4
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Private Placement, Sr Sec’d Nt, 10.500%, 07/01/19[2]	225	212,625	0.2
Isle of Capri Casinos, Inc., Sr Nt, 7.000%, 03/01/14	250	233,750	0.2
Isle of Capri Casinos, Inc., Sr Nt, Co Guar, 7.750%, 03/15/19	300	274,500	0.3
MCE Finance Ltd., Sr Sec’d Nt, (Cayman Islands), 10.250%, 05/15/18	225	242,437	0.2
MGM Resorts International, Co Guar,
7.500%, 06/01/16	70	67,025	0.1
7.625%, 01/15/17	101	96,203	0.1
10.000%, 11/01/16	1,400	1,470,000	1.4

Description	Par (000)	Value	Percent of Net Assets*

GAMING (continued)
Peninsula Gaming LLC/Peninsula Gaming Corp., Co Guar, 10.750%, 08/15/17	$250	$261,875	0.3%
Pinnacle Entertainment, Inc., 8.750%, 05/15/20	260	254,800	0.2
Pinnacle Entertainment, Inc., Nt, Co Guar, 8.625%, 08/01/17	200	211,500	0.2
ROC Finance LLC/ROC Finance 1 Corp., Private Placement, Sec’d Nt, 12.125%, 09/01/18[2]	235	247,338	0.2
San Pasqual Casino, Private Placement, 8.000%, 09/15/13[2]	500	492,500	0.5
Seminole Hard Rock Entertainment, Inc., Private Placement, VAR, 3.046%, 03/15/14[2]	500	467,500	0.5
Seneca Gaming Corp., Private Placement 8.250%, 12/01/18[2]	175	171,062	0.2
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 06/15/15[2],10	691	390,415	0.4
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Private Placement, Sec’d Nt, 8.625%, 04/15/16[2]	115	117,875	0.1
Yonkers Racing Corp., Private Placement, Sec’d Nt, 11.375%, 07/15/16[2]	100	103,000	0.1

		6,503,936	6.4

HOTELS, RESTAURANTS & LEISURE — 2.7%
AMC Entertainment, Inc., Nt, Co Guar, 8.750%, 06/01/19	100	103,500	0.1
Banc of America Large Loan, Inc., Private Placement, Series 2010-HLTN, Class HLTN, VAR, 2.028%, 11/15/15[2]	573	517,919	0.5
Burger King Corp., Sr Nt, Co Guar, 9.875%, 10/15/18	100	108,875	0.1
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Co Guar, 9.125%, 08/01/18	100	108,750	0.1
Cinemark USA, Inc., Sr Nt, Co Guar, 8.625%, 06/15/19	185	201,188	0.2

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE (continued)
CKE Restaurants, Inc., Sr Sec’d Nt, 11.375%, 07/15/18	$327	$356,430	0.4%
DineEquity, Inc., Sr Nt, Co Guar, 9.500%, 10/30/18	95	102,006	0.1
Host Hotels & Resorts LP, Private Placement, Co Guar, 6.000%, 10/01/21[2]	40	41,000	0.0	[12]
Landry’s Holdings, Inc., Private Placement, 11.500%, 06/01/14[2]	55	53,900	0.1
Landry’s Restaurants, Inc., Private Placement, Sr Sec’d Nt, 11.625%, 12/01/15[2]	120	126,300	0.1
Landry’s Restaurants, Inc., Sr Sec’d Nt, 11.625%, 12/01/15	200	210,500	0.2
Real Mex Restaurants, Inc., 14.000%, 01/01/131,3,[4],9	200	114,000	0.1
Royal Caribbean Cruises Ltd., Sr Nt, (Liberia), 11.875%, 07/15/15	91	107,380	0.1
Speedway Motorsports, Inc., Sr Nt, 8.750%, 06/01/16	300	327,000	0.3
Vail Resorts, Inc., Co Guar, 6.500%, 05/01/19	100	102,000	0.1
Wendy’s Co. (The) LLC, Nt, Co Guar, 10.000%, 07/15/16	200	220,000	0.2

		2,800,748	2.7

HOUSEHOLD DURABLES — 1.1%
American Standard Americas, Private Placement, 10.750%, 01/15/16[2]	100	59,500	0.1
K Hovnanian Enterprises, Inc., Sr Nt, 10.625%, 10/15/16	160	127,600	0.1
Lennar Corp., Nt, Co Guar, 12.250%, 06/01/17	90	107,100	0.1
Lennar Corp., Sr Nt, 6.950%, 06/01/18	210	204,750	0.2
M/I Homes, Inc., Co Guar, 8.625%, 11/15/18	225	199,125	0.2
Standard Pacific Corp., Sec’d Nt, 8.375%, 05/15/18	165	156,750	0.1
Standard Pacific Corp., Sr Nt, 10.750%, 09/15/16	210	220,500	0.2
Standard Pacific Corp., Sr Nt, Co Guar, 8.375%, 01/15/21	90	84,712	0.1

		1,160,037	1.1

Description	Par (000)	Value	Percent of Net Assets*

LEISURE EQUIPMENT & PRODUCTS — 1.0%
Eastman Kodak Co., Private Placement, 9.750%, 03/01/18[2]	$740	$562,400	0.6%
FGI Holding Co., Inc., Co Guar, PIK, 13.000%, 10/01/15	245	243,343	0.2
Icon Health & Fitness, Private Placement, 11.875%, 10/15/16[2]	225	182,813	0.2

		988,556	1.0

MEDIA — 6.5%
Block Communications, Inc., Private Placement, Sr Nt, 8.250%, 12/15/15[2],10	800	815,000	0.8
Clear Channel Communications, Inc., Sr Sec’d Nt, 9.000%, 03/01/21	400	337,000	0.3
Clear Channel Worldwide Holdings, Inc., Sr Nt,
9.250%, 12/15/17	250	270,000	0.3
9.250%, 12/15/17	125	134,375	0.1
Fisher Communications, Inc., Sr Nt, 8.625%, 09/15/14	337	342,897	0.3
Gannett Co., Inc., Nt, Co Guar,
6.375%, 09/01/15	50	50,750	0.0	[12]
7.125%, 09/01/18	200	197,000	0.2
Intelsat Jackson Holdings S.A., Co Guar, (Luxembourg), 8.500%, 11/01/19	150	159,000	0.2
Intelsat Jackson Holdings S.A., Sr Nt, Co Guar, (Luxembourg), 7.250%, 10/15/20	150	152,250	0.1
Intelsat Luxembourg S.A., (Luxembourg), PIK, 12.500%, 02/04/17	1,132	1,092,258	1.1
Intelsat Luxembourg S.A., Private Placement, Nt, Co Guar, (Luxembourg), PIK, 12.500%, 02/04/17[2]	160	154,400	0.2
Lamar Media Corp., Sr Sub Nt, 6.625%, 08/15/15	125	127,188	0.1
McClatchy Co. (The), 11.500%, 02/15/17	200	193,500	0.2
Media General, Inc., 11.750%, 02/15/17	480	458,400	0.5

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
NAI Entertainment Holdings LLC, Private Placement, 8.250%, 12/15/17[2]	$100	$105,750	0.1%
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	400	410,000	0.4
Nielsen Finance LLC/Nielsen Finance Co., Sr Nt, Co Guar, 7.750%, 10/15/18	50	54,000	0.1
Radio One, Inc., Sr Sub Nt, Co Guar, PIK, 15.000%, 05/24/16	518	369,125	0.4
Regal Cinemas Corp., Nt, Co Guar, 8.625%, 07/15/19	150	162,000	0.2
Sinclair Television Group, Inc., Co Guar, 8.375%, 10/15/18	200	206,500	0.2
Sinclair Television Group, Inc., Private Placement, Sec’d Nt, 9.250%, 11/01/17[2]	100	109,000	0.1
Univision Communications, Inc., Private Placement, Sr Sec’d Nt,
6.875%, 05/15/19[2]	210	202,650	0.2
7.875%, 11/01/20[2]	100	101,500	0.1
Valassis Communications, Inc., Sr Nt, Co Guar, 6.625%, 02/01/21	150	139,500	0.1
WMG Acquisition Corp., Private Placement, Co Guar, 11.500%, 10/01/18[2]	105	104,213	0.1
WMG Acquisition Corp., Private Placement, Sr Sec’d Nt, 9.500%, 06/15/16[2]	35	37,975	0.0	[12]
WMG Acquisition Corp., Sr Sec’d Nt, 9.500%, 06/15/16	100	108,500	0.1

		6,594,731	6.5

MULTILINE RETAIL — 0.2%
Sears Holdings Corp., Sr Sec’d Nt, 6.625%, 10/15/18	250	190,000	0.2

SPECIALTY RETAIL — 1.8%
Academy Ltd./Academy Finance Corp., Private Placement, Nt, Co Guar, 9.250%, 08/01/19[2]	75	74,062	0.1
Claire’s Stores, Inc., Sec’d Nt, 8.875%, 03/15/19	480	364,800	0.4
Description	Par (000)	Value	Percent of Net Assets*

SPECIALTY RETAIL (continued)
Gymboree Corp., Co Guar, 9.125%, 12/01/18	$378	$330,750	0.3%
J. Crew Group, Inc., Sr Nt, Co Guar, 8.125%, 03/01/19	175	167,125	0.2
NBC Acquisition Corp., 11.000%, 03/15/13[1,4]	270	2,700	0.0	[12]
Nebraska Book Co., Inc., 8.625%, 03/15/12[1,4]	370	48,100	0.0	[12]
Nebraska Book Co., Inc., Sec’d Nt, 10.000%, 12/01/11	345	243,225	0.2
Needle Merger Sub Corp., Private Placement, Sr Nt, 8.125%, 03/15/19[2]	200	190,500	0.2
Number Merger Sub, Inc., Private Placement, Sr Nt, 11.000%, 12/15/19[2]	125	126,250	0.1
Toys R Us Property Co II LLC, Sr Sec’d Nt, 8.500%, 12/01/17	285	294,975	0.3

		1,842,487	1.8

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Broder Brothers Co., Private Placement, PIK, 12.000%, 10/15/13[2]	461	451,803	0.4
Quiksilver, Inc., 6.875%, 04/15/15	748	694,705	0.7

		1,146,508	1.1

Total Consumer Discretionary		30,086,903	29.5

CONSUMER STAPLES — 5.2%
BEVERAGES — 0.4%
Constellation Brands, Inc., Sr Nt, 8.375%, 12/15/14	215	241,338	0.3
Constellation Brands, Inc., Sr Nt, Co Guar, 7.250%, 09/01/16	100	109,875	0.1

		351,213	0.4

FOOD & STAPLES RETAILING — 1.7%
Ingles Markets, Inc., 8.875%, 05/15/17	190	205,675	0.2
Rite Aid Corp., 9.500%, 06/15/17	1,000	912,500	0.9
Rite Aid Corp., Debentures, 7.500%, 03/01/17	600	599,250	0.6

		1,717,425	1.7

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

FOOD PRODUCTS — 1.8%
Bumble Bee Acquisition Corp., Private Placement, Sr Sec’d Nt, 9.000%, 12/15/17[2]	$146	$148,190	0.1%
Dean Foods Co., Co Guar, 7.000%, 06/01/16	210	207,375	0.2
Del Monte Corp., Co Guar, 7.625%, 02/15/19	110	105,600	0.1
Eurofresh, Inc., 15.000%, 11/18/16[3,9]	471	414,702	0.4
JBS USA LLC/JBS USA Finance, Inc., Private Placement, Sr Unsec’d Nt, 7.250%, 06/01/21[2]	290	270,425	0.2
JBS USA LLC/JBS USA Finance, Inc., Sr Nt, Co Guar, 11.625%, 05/01/14	100	113,375	0.1
Pilgrim’s Pride Corp., Co Guar, 7.875%, 12/15/18	105	98,700	0.1
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr Nt, Co Guar, 9.250%, 04/01/15	75	76,969	0.1
Simmons Foods, Inc., Private Placement, 10.500%, 11/01/17[2]	325	270,562	0.3
Smithfield Foods, Inc., Sr Unsec’d Nt, 7.750%, 07/01/17	155	169,725	0.2

		1,875,623	1.8

HOUSEHOLD PRODUCTS — 0.6%
Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	596	648,438	0.6

PERSONAL PRODUCTS — 0.3%
American Achievement Corp., Private Placement, 10.875%, 04/15/16[2]	360	277,200	0.3

TOBACCO — 0.4%

Alliance One International, Inc., Nt, 10.000%, 07/15/16	440	396,000	0.4

Total Consumer Staples		5,265,899	5.2

ENERGY — 13.2%
ENERGY EQUIPMENT & SERVICES — 2.4%
Global Geophysical Services, Inc., 10.500%, 05/01/17	50	47,000	0.0 [12]
Helix Energy Solutions Group, Inc., Private Placement, 9.500%, 01/15/16[2],10	125	130,000	0.1

ENERGY EQUIPMENT & SERVICES (continued)
Key Energy Services, Inc., Nt, 6.750%, 03/01/21	$165	$165,000	0.2%
McJunkin Red Man Corp., Sr Sec’d Nt, 9.500%, 12/15/16	305	309,575	0.3
Ocean Rig UDW, Inc., Sr Unsec’d Nt, 9.500%, 04/27/16	500	456,250	0.5
Oil States International, Inc., Co Guar, 6.500%, 06/01/19	360	368,100	0.4
Petroleum Geo-Services ASA, Private Placement, Co Guar, (Norway), 7.375%, 12/15/18[2]	200	204,000	0.2
PHI, Inc., 8.625%, 10/15/18	310	310,775	0.3
Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	300	285,000	0.3
Trinidad Drilling Ltd., Private Placement, Sr Unsec’d Nt, (Canada), 7.875%, 01/15/19[2]	130	133,900	0.1

		2,409,600	2.4

OIL, GAS & CONSUMABLE FUELS — 10.8%
Alpha Natural Resources, Inc., Co Guar,
6.000%, 06/01/19	100	97,000	0.1
6.250%, 06/01/21	125	121,250	0.1
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Co Guar, 9.625%, 10/15/18	240	232,800	0.2
AmeriGas Partners LP/AmeriGas Finance Corp., 6.500%, 05/20/21	145	142,463	0.1
Antero Resources Finance Corp., Nt, 9.375%, 12/01/17	102	110,160	0.1
Arch Coal, Inc., 7.250%, 10/01/20	80	81,800	0.1
Arch Coal, Inc., Private Placement, Co Guar,
7.000%, 06/15/19[2]	200	204,000	0.2
7.250%, 06/15/21[2]	350	359,625	0.4
Bill Barrett Corp., 9.875%, 07/15/16	150	165,000	0.2

Bill Barrett Corp., Sr Nt, Co Guar, 7.625%, 10/01/19	130	135,850	0.1
Brigham Exploration Co., Co Guar, 8.750%, 10/01/18	81	99,225	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Private Placement, Nt, Co Guar, 9.375%, 05/01/19[2]	$100	$97,000	0.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Private Placement, Sr Unsec’d Nt, 9.375%, 05/01/19[2]	125	120,000	0.1
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Private Placement, Sr Nt, Co Guar, 6.625%, 11/15/19[2]	200	208,000	0.2
Citgo Petroleum Corp., Private Placement, Sr Nt, 11.500%, 07/01/17[2]	300	331,500	0.3
Comstock Resources, Inc., 7.750%, 04/01/19	75	71,250	0.1
Comstock Resources, Inc., Sr Nt, 8.375%, 10/15/17	406	392,805	0.4
Concho Resources, Inc., Co Guar, 6.500%, 01/15/22	230	240,350	0.2
Consol Energy, Inc.,
8.000%, 04/01/17	250	273,750	0.3
8.250%, 04/01/20	145	160,225	0.1
Continental Resources, Inc., 7.125%, 04/01/21	75	81,375	0.1
El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	85	93,681	0.1
Energy XXI Gulf Coast, Inc., Sr Nt, Co Guar, 7.750%, 06/15/19	275	280,500	0.3
Ferrellgas LP/Ferrellgas Finance Corp., Sr Unsec’d Nt, 6.500%, 05/01/21	50	44,000	0.0	[12]
Foresight Energy LLC/Foresight Energy Corp., Private Placement, 9.625%, 08/15/17[2]	130	133,250	0.1
Forest Oil Corp., Nt, 7.250%, 06/15/19	269	274,380	0.3
Hilcorp Energy I LP/Hilcorp Finance Co., Private Placement, 7.625%, 04/15/21[2]	75	78,562	0.1
Holly Energy Partners LP/Holly Energy Finance Corp., Sr Unsec’d Nt, 8.250%, 03/15/18	130	136,500	0.1

OIL, GAS & CONSUMABLE FUELS (continued)
Inergy LP/Inergy Finance Corp., Co Guar, 6.875%, 08/01/21	$74	$74,370	0.1%
Inergy LP/Inergy Finance Corp., Co Guar, Sr Nt, 7.000%, 10/01/18	250	253,750	0.3
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.750%, 11/01/20	150	157,125	0.2
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Co Guar, 6.250%, 06/15/22	210	219,450	0.2
NFR Energy LLC/NFR Energy Finance Corp., Private Placement,
9.750%, 02/15/17[2]	360	324,000	0.3
Patriot Coal Corp., 8.250%, 04/30/18	122	117,120	0.1
Peabody Energy Corp., Private Placement, Co Guar,
6.000%, 11/15/18[2]	240	244,800	0.2
6.250%, 11/15/21[2]	200	207,000	0.2
Penn Virginia Corp., 10.375%, 06/15/16	21	22,365	0.0	[12]
Penn Virginia Corp., Co Guar, 7.250%, 04/15/19	85	79,050	0.1
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Sr Nt, 8.250%, 04/15/18	60	60,300	0.1
PetroHawk Energy Corp., Sr Nt, Co Guar, 6.250%, 06/01/19	260	286,000	0.3
Pioneer Drilling Co., 9.875%, 03/15/18	120	125,400	0.1
Pioneer Drilling Co., Private Placement, Co Guar, 9.875%, 03/15/18[2]	85	88,825	0.1
QEP Resources, Inc., 6.875%, 03/01/21	140	150,850	0.1
Range Resources Corp.,
6.750%, 08/01/20	20	22,200	0.0	[12]
7.250%, 05/01/18	25	26,750	0.1
Regency Energy Partners LP/Regency Energy Finance Corp., Co Guar, 6.500%, 07/15/21	320	332,800	0.3
SM Energy Co., Private Placement, 6.625%, 02/15/19[2]	130	135,200	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
SM Energy Co., Private Placement, Sr Unsec’d Nt, 6.500%, 11/15/21[2]	$400	$412,000	0.4%
Swift Energy Co., 8.875%, 01/15/20	100	105,000	0.1
Swift Energy Co., Private Placement, Co Guar, 7.875%, 03/01/22[2]	210	207,375	0.2
Swift Energy Co., Sr Nt, 7.125%, 06/01/17[10]	1,260	1,253,700	1.2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 8.250%, 07/01/16	280	293,300	0.3
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Co Guar, 7.875%, 10/15/18	130	137,150	0.1
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Private Placement, 6.875%, 02/01/21[2]	200	202,500	0.2
Unit Corp., Co Guar, 6.625%, 05/15/21	70	70,000	0.1
Venoco, Inc., Sr Nt, Co Guar, 8.875%, 02/15/19	75	67,500	0.1
W&T Offshore, Inc., Private Placement, Sr Nt, 8.500%, 06/15/19[2]	235	243,225	0.2
WPX Energy, Inc., Private Placement, Sr Unsec’d Nt,
5.250%, 01/15/17[2]	185	185,925	0.2
6.000%, 01/15/22[2]	185	189,394	0.2

		11,060,725	10.8

Total Energy		13,470,325	13.2

FINANCIALS — 13.6%
CAPITAL MARKETS — 0.1%
Oppenheimer Holdings, Inc., Sr Sec’d Nt, 8.750%, 04/15/18	135	125,213	0.1

COMMERCIAL BANKS — 1.9%
Bank of America Corp.,
VAR, 8.000%, 01/30/18[14]	660	590,990	0.6
VAR, 8.125%, 05/15/18[14]	665	596,838	0.6
BankAmerica Capital II, Nt, 8.000%, 12/15/26	30	27,000	0.0[12]

Description	Par (000)	Value	Percent of Net Assets*

COMMERCIAL BANKS (continued)
BankAmerica Institutional Capital B, Private Placement, 7.700%, 12/31/26[2]	$250	$221,250	0.2%
NB Capital Trust II, 7.830%, 12/15/26	170	151,300	0.2
Wachovia Capital Trust III, VAR, 5.570%, 02/06/12[7,1][4]	395	330,812	0.3

		1,918,190	1.9

CONSUMER FINANCE — 2.2%
Ally Financial, Inc., 8.000%, 11/01/31	842	812,530	0.8
Ally Financial, Inc., Nt, Co Guar, 7.500%, 09/15/20	665	671,650	0.7
Citigroup Capital XXI, Co Guar, VAR, 8.300%, 12/21/57	235	234,706	0.2
Springleaf Finance Corp., 6.900%, 12/15/17	700	504,000	0.5

		2,222,886	2.2

DIVERSIFIED FINANCIAL SERVICES — 5.4%
ACE Cash Express, Inc., Private Placement, 11.000%, 02/01/19[2]	495	454,163	0.4
Aircastle Ltd., Private Placement, Sr Nt, (Bermuda), 9.750%, 08/01/18[2]	55	57,337	0.1
Aircastle Ltd., Sr Nt, (Bermuda), 9.750%, 08/01/18	75	78,563	0.1
Capmark Financial Group, Inc., 0.000%, 05/10/10[1,4]	2,460	30,748	0.0	[12]
Capmark Financial Group, Inc., Sr Sec’d Nt, VAR, 7.000%, 09/30/14	203	203,506	0.2
VAR, 9.000%, 09/30/15	294	298,026	0.3
CIT Group, Inc., Private Placement, Sec’d Nt, 7.000%, 05/02/17[2]	1,010	1,008,737	1.0
CNG Holdings, Inc., Private Placement,
12.250%, 02/15/15[2]	140	143,850	0.1
13.750%, 08/15/15[2]	250	258,125	0.3
Community Choice Financial, Inc., Private Placement, Sr Sec’d Nt, 10.750%, 05/01/19[2]	165	163,350	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED FINANCIAL SERVICES (continued)
Deluxe Corp., Private Placement, 7.000%, 03/15/19[2]	$156	$151,710	0.1%
ILFC E-Capital Trust I, Private Placement, VAR, 4.770%, 12/21/65[2]	950	560,481	0.6
ILFC E-Capital Trust II, Private Placement, VAR, 6.250%, 12/21/65[2]	520	351,000	0.3
International Lease Finance Corp., 8.875%, 09/01/17	300	310,500	0.3
International Lease Finance Corp., Sr Unsec’d Nt, 8.250%, 12/15/20	788	795,880	0.8
8.625%, 01/15/22	25	25,290	0.0 [12]
Lender Processing Services, Inc., Co Guar, 8.125%, 07/01/16	110	108,075	0.1
SquareTwo Financial Corp., Sr Sec’d Nt, 11.625%, 04/01/17	417	402,405	0.4
Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	115	120,175	0.1

		5,521,921	5.4

INSURANCE — 3.0%
American International Group, Inc., VAR, 8.175%, 05/15/58	470	418,300	0.4
Catlin Insurance Co., Ltd., Private Placement, Jr Sub Nt, (Bermuda), VAR, 7.249%, 01/19/17[2],14	200	170,000	0.2
CNO Financial Group, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 01/15/18[2]	200	211,000	0.2
Hartford Financial Services Group, Inc., Sub Nt, VAR, 8.125%, 06/15/38	100	99,000	0.1
HUB International Holdings, Inc., Private Placement, 10.250%, 06/15/15[2],10	250	248,125	0.2
Liberty Mutual Group, Inc., Private Placement, VAR, 10.750%, 06/15/58[2]	1,045	1,311,475	1.3
Liberty Mutual Group, Inc., Private Placement, Sub Nt, Co Guar, 7.800%, 03/15/37[2]	250	222,500	0.2

INSURANCE (continued)
USI Holdings Corp., Private Placement, Sr Sub Nt, 9.750%, 05/15/15[2]	$280	$268,100	0.3%
XL Group plc, Sub Nt, (Ireland), VAR, 6.500%, 04/15/17[14]	110	86,075	0.1

		3,034,575	3.0

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Co Guar, 7.750%, 02/15/19	220	215,600	0.2
CB Richard Ellis Services, Inc., 6.625%, 10/15/20	150	153,750	0.1
CNL Lifestyle Properties, Inc., Sr Nt, Co Guar, 7.250%, 04/15/19	285	263,625	0.3
DuPont Fabros Technology LP, Nt, 8.500%, 12/15/17	105	112,350	0.1
First Industrial LP, Sr Nt, 6.420%, 06/01/14	180	179,864	0.2

		925,189	0.9

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Kennedy-Wilson, Inc., Private Placement, 8.750%, 04/01/19[2]	160	156,000	0.1

Total Financials		13,903,974	13.6

HEALTH CARE — 6.4%
HEALTH CARE PROVIDERS & SERVICES — 4.1%
Capella Healthcare, Inc., Co Guar, 9.250%, 07/01/17	165	167,475	0.1
CHS/Community Health Systems, Inc., Co Guar, 8.875%, 07/15/15	203	209,598	0.2
Emergency Medical Services Corp., Co Guar, 8.125%, 06/01/19	225	224,438	0.2
HCA, Inc., 5.750%, 03/15/14[10]	195	198,900	0.2
HCA, Inc., Co Guar, 7.500%, 02/15/22	500	511,250	0.5
HCA, Inc., Sr Unsec’d Nt, 8.000%, 10/01/18	180	190,350	0.2
Health Management Associates, Inc., Private Placement, Sr Unsec’d Nt, 7.375%, 01/15/20[2]	150	156,000	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES (continued)
IASIS Healthcare LLC/IASIS Capital Corp., Co Guar, 8.375%, 05/15/19	$663	$578,467	0.6%
inVentiv Health, Inc., Private Placement, Sr Nt, 10.000%, 08/15/18[2]	250	228,750	0.2
Multiplan, Inc., Private Placement, Nt, 9.875%, 09/01/18[2]	700	728,000	0.7
OnCure Holdings, Inc., 11.750%, 05/15/17	395	312,050	0.3
Radiation Therapy Services, Inc., 9.875%, 04/15/17	225	168,187	0.2
Tenet Healthcare Corp., 8.875%, 07/01/19[10]	250	280,625	0.3
Tenet Healthcare Corp., Private Placement, Sr Sec’d Nt, 6.250%, 11/01/18[2]	180	183,150	0.2
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc, Co Guar, 7.750%, 02/01/19	100	96,000	0.1

		4,233,240	4.1

PHARMACEUTICALS — 2.3%
Catalent Pharma Solutions, Inc., Nt, PIK, 9.500%, 04/15/15	152	156,542	0.2
Celtic Pharma Phinco B.V., (Bermuda), PIK, 17.000%, 06/15/12[3,9]	2,196	792,048	0.8
Elan Finance plc/Elan Finance Corp., (Ireland), 8.750%, 10/15/16	500	533,750	0.5
Elan Finance plc/Elan Finance Corp., Nt, Co Guar, (Ireland), 8.750%, 10/15/16	500	533,750	0.5
Endo Pharmaceuticals Holdings, Inc., Co Guar, 7.000%, 07/15/19	75	79,875	0.1
7.250%, 01/15/22	100	106,375	0.1
Grifols, Inc., Sr Nt, Co Guar, 8.250%, 02/01/18	100	105,000	0.1

		2,307,340	2.3

Total Health Care		6,540,580	6.4

INDUSTRIALS — 13.0%
AEROSPACE & DEFENSE — 0.9%
Colt Defense LLC/Colt Finance Corp., Sr Unsec’d Nt, 8.750%, 11/15/17	37	25,345	0.0	[12]

AEROSPACE & DEFENSE (continued)
CPI International, Inc., Sr Nt, Co Guar, 8.000%, 02/15/18	$250	$208,125	0.2%
Ducommun, Inc., Private Placement, Sr Nt, 9.750%, 07/15/18[2]	250	253,750	0.2
Huntington Ingalls Industries, Inc., Private Placement, 7.125%, 03/15/21[2]	90	88,200	0.1
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	270	276,750	0.3
Triumph Group, Inc., 8.625%, 07/15/18	80	87,600	0.1

		939,770	0.9

AIRLINES — 1.1%
American Airlines Pass Through Trust 2001-01, 7.377%, 05/23/19	299	53,765	0.0	[12]
Continental Airlines 2005-ERJ1 Pass Through Trust, 9.798%, 04/01/21[10]	697	710,442	0.7
UAL 2007-1 Pass Through Trust, Private Placement, VAR, 2.647%, 07/02/14	100	92,933	0.1
7.336%, 07/02/19	81	73,392	0.1
UAL 2009-2B Pass Through Trust, Private Placement, 12.000%, 01/15/16[2]	171	181,021	0.2

		1,111,553	1.1

BUILDING PRODUCTS — 0.2%
Nortek, Inc., Private Placement, Co Guar, 8.500%, 04/15/21[2]	235	198,575	0.2

COMMERCIAL SERVICES & SUPPLIES — 2.5%
B-Corp. Merger Sub, Inc., Private Placement, Sr Nt, 8.250%, 06/01/19[2]	200	188,000	0.2
Cenveo Corp., Nt, 8.875%, 02/01/18	375	327,187	0.3
Cenveo Corp., Private Placement, 10.500%, 08/15/16[2]	65	54,763	0.0	[12]
Garda World Security Corp., Private Placement, (Canada), 9.750%, 03/15/17[2]	180	181,800	0.2
Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15[10]	447	296,138	0.3
9.500%, 05/15/15	40	29,200	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

COMMERCIAL SERVICES & SUPPLIES (continued)
Iron Mountain, Inc., 8.375%, 08/15/21	$250	$266,250	0.3%
Iron Mountain, Inc., Co Guar, 7.750%, 10/01/19	100	105,625	0.1
Liberty Tire Recycling, Private Placement, Nt, 11.000%, 10/01/16[2]	275	274,312	0.3
Mobile Mini, Inc., Sr Nt, Co Guar, 7.875%, 12/01/20	200	201,000	0.2
Quebecor World Capital Escrow Corp., (Canada), 6.125%, 11/15/13[1,4]	1,415	19,810	0.0	[12]
6.500%, 08/01/27[1,4]	810	11,340	0.0	[12]
9.750%, 01/15/15[1,4]	585	8,190	0.0	[12]
R.R. Donnelley & Sons Co., Sr Unsec’d Nt,
7.250%, 05/15/18	125	121,250	0.1
7.625%, 06/15/20	400	374,000	0.4
WCA Waste Corp., Private Placement, Co Guar, 7.500%, 06/15/19[2]	100	101,000	0.1

		2,559,865	2.5

CONSTRUCTION & ENGINEERING — 1.8%
Goodman Networks, Inc., Private Placement, Sr Sec’d Nt, 12.125%, 07/01/18[2]	320	305,600	0.3
Great Lakes Dredge & Dock Corp., Co Guar, 7.375%, 02/01/19	50	49,500	0.0	[12]
New Enterprise Stone & Lime Co., Sr Nt, Co Guar, 11.000%, 09/01/18	750	615,000	0.6
Production Resource Group, Inc., Private Placement, Co Guar, 8.875%, 05/01/19[2]	125	114,375	0.1
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr Nt, 9.500%, 12/01/14[10]	271	278,453	0.3
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr Nt, Co Guar, 8.250%, 02/01/21	160	162,000	0.2
Tutor Perini Corp., Co Guar, 7.625%, 11/01/18	225	212,625	0.2
United Rentals North America, Inc., 10.875%, 06/15/16	80	88,800	0.1

		1,826,353	1.8

ELECTRICAL EQUIPMENT — 0.5%
Belden, Inc., Sr Sub Nt, Co Guar, 9.250%, 06/15/19	$125	$133,438	0.1%
General Cable Corp., VAR, 2.747%, 04/01/15	250	240,625	0.3
International Wire Group, Inc., Private Placement, 9.750%, 04/15/15[2]	100	102,026	0.1

		476,089	0.5

ENVIRONMENTAL SERVICES — 0.1%
Casella Waste Systems, Inc., Sr Sub Nt, Co Guar, 7.750%, 02/15/19	90	87,975	0.1

INDUSTRIAL CONGLOMERATES — 0.5%
Dynacast International LLC/Dynacast Finance, Inc., Private Placement, Sec’d Nt, 9.250%, 07/15/19[2]	100	94,000	0.1
JB Poindexter & Co., Inc., Co. Guar, 8.750%, 03/15/14[10]	164	165,597	0.2
Trimas Corp., Sec’d Nt, 9.750%, 12/15/17	200	217,000	0.2

		476,597	0.5

MACHINERY — 1.1%
Boart Longyear Management Pty Ltd., Private Placement, Co Guar, (Australia), 7.000%, 04/01/21[2]	60	60,900	0.1
Columbus McKinnon Corp., Co Guar, 7.875%, 02/01/19	180	186,975	0.2
CPM Holdings, Inc., Sr Sec’d Nt, 10.625%, 09/01/14	55	58,575	0.1
Griffon Corp., Co Guar, 7.125%, 04/01/18	150	148,500	0.1
Thermadyne Holdings Corp., Sr Sec’d Nt, 9.000%, 12/15/17	525	543,375	0.5
Titan International, Inc., Sr Sec’d Nt, 7.875%, 10/01/17	125	130,000	0.1

		1,128,325	1.1

MARINE — 1.7%
ACL I Corp., Private Placement, PIK, 11.375%, 02/15/16[2]	317	256,820	0.2
Bluewater Holding BV, Private Placement, Nt, (Netherlands), VAR, 3.403%, 07/17/14[2]	400	316,000	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

MARINE (continued)
CMA CGM S.A., Private Placement, Sr Unsec’d Nt, (France), 8.500%, 04/15/17[2]	$275	$121,688	0.1%
Commercial Barge Line Co., Sr Nt, 12.500%, 07/15/17	350	377,125	0.4
General Maritime Corp., Sr Nt, 12.000%, 11/15/17[1,4]	364	6,370	0.0	[12]
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., Sr Sec’d Nt, 8.625%, 11/01/17	31	22,475	0.0	[12]
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	377	359,092	0.4
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., Private Placement, Co Guar, 9.250%, 04/15/19[2]	125	100,000	0.1
Ultrapetrol Bahamas Ltd., 1st Mtg, (Bahamas), 9.000%, 11/24/14[10]	232	210,540	0.2

		1,770,110	1.7

ROAD & RAIL — 2.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	210	208,425	0.2
9.625%, 03/15/18	140	144,900	0.1
Hertz Corp. (The), Sr Nt, Co Guar,
6.750%, 04/15/19	138	138,345	0.1
7.500%, 10/15/18	237	247,665	0.3
Kansas City Southern de Mexico S.A. de C.V., Sr Unsec’d Nt, (Mexico),
6.125%, 06/15/21	275	282,562	0.3
6.625%, 12/15/20	113	119,780	0.1
Quality Distribution LLC/QD Capital Corp., Sec’d Nt, 9.875%, 11/01/18	1,100	1,133,000	1.1
RailAmerica, Inc., 9.250%, 07/01/17	400	437,000	0.4

		2,711,677	2.6

Total Industrials		13,286,889	13.0

INFORMATION TECHNOLOGY — 6.3%
COMMUNICATIONS EQUIPMENT — 1.2%
Avaya, Inc., Private Placement, 7.000%, 04/01/19[2]	$360	$349,200	0.3%
Avaya, Inc., Sr Nt, 9.750%, 11/01/15	500	450,000	0.4
Brightstar Corp., Private Placement, 9.500%, 12/01/16[2]	260	265,200	0.3
EH Holding Corp., Private Placement, Sr Sec’d Nt, 6.500%, 06/15/19[2]	88	91,740	0.1
EH Holding Corp., Private Placement, Sr Unsec’d Nt, 7.625%, 06/15/21[2]	85	89,250	0.1

		1,245,390	1.2

COMPUTERS & PERIPHERALS — 1.0%
Seagate HDD Cayman, Private Placement, Co Guar, (Cayman Islands), 7.750%, 12/15/18[2]	450	478,687	0.5
Seagate HDD Cayman, Sr Nt, (Cayman Islands), 6.875%, 05/01/20	170	174,675	0.2
Stratus Technologies Bermuda Ltd./Stratus Technologies, Inc., Sr Sec’d Nt, (Bermuda), 12.000%, 03/29/15	371	335,755	0.3

		989,117	1.0

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Intcomex, Inc., 13.250%, 12/15/14	218	206,361	0.2
Kemet Corp., 10.500%, 05/01/18	375	396,563	0.4
Viasystems, Inc., Private Placement, 12.000%, 01/15/15[2]	225	241,031	0.2

		843,955	0.8

INTERNET SOFTWARE & SERVICES — 0.2%
Equinix, Inc., Sub Nt, 8.125%, 03/01/18	185	201,650	0.2

IT SERVICES — 2.0%
Compucom Systems, Inc., Private Placement, 12.500%, 10/01/15[2]	225	229,500	0.2
Fidelity National Information Services Inc., Private Placement, Co Guar, 7.625%, 07/15/17[2]	70	75,425	0.1
First Data Corp., 9.875%, 09/24/15	19	17,860	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

IT SERVICES (continued)
First Data Corp., Co Guar, PIK, 10.550%, 09/24/15	$155	$147,831	0.2%
12.625%, 01/15/21	378	328,860	0.3
First Data Corp., Private Placement, Sr Nt, 8.250%, 01/15/21[2]	80	71,600	0.1
iGate Corp., Private Placement, Co Guar, 9.000%, 05/01/16[2]	375	387,188	0.4
Sitel LLC/Sitel Finance Corp., Sr Unsec’d Nt, 11.500%, 04/01/18	850	626,875	0.6
Softbrands, Inc./Atlantis Merger Sub, Inc., Private Placement, Sr Nt, 11.500%, 07/15/18[2]	65	63,050	0.0	[12]
Stream Global Services, Inc., Sr Nt, 11.250%, 10/01/14	100	101,500	0.1

		2,049,689	2.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
Advanced Micro Devices, Inc., Sr Unsec’d Nt, 8.125%, 12/15/17	150	155,625	0.1
Amkor Technology, Inc., 7.375%, 05/01/18	170	173,825	0.2
Freescale Semiconductor, Inc., Private Placement, Nt, 9.250%, 04/15/18[2]	105	112,219	0.1
Freescale Semiconductor, Inc., Sr Nt, Co Guar, 8.050%, 02/01/20	385	361,900	0.4
MEMC Electronic Materials, Inc., Sr Nt, Co Guar, 7.750%, 04/01/19	135	97,537	0.1
NXP B.V./NXP Funding LLC, Private Placement, (Netherlands), 9.750%, 08/01/18[2]	100	109,000	0.1
NXP B.V./NXP Funding LLC, Sr Nt, (Netherlands), VAR, 3.153%, 10/15/13	75	75,000	0.1

		1,085,106	1.1

Total Information Technology		6,414,907	6.3

MATERIALS — 11.2%
CHEMICALS — 2.0%
CF Industries, Inc., 7.125%, 05/01/20	90	106,425	0.1
Chemtura Corp., Sr Nt, Co Guar, 7.875%, 09/01/18	150	154,500	0.2

Description	Par (000)	Value	Percent of Net Assets*

CHEMICALS (continued)
J.M. Huber Corp., Private Placement, Sr Unsec’d Nt, 9.875%, 11/01/19[2]	$120	$126,000	0.1%
Lyondell Chemical Co.,
8.000%, 11/01/17	88	96,140	0.1
11.000%, 05/01/18	482	527,074	0.5
LyondellBasell Industries N.V., Private Placement, Co Guar, (Netherlands), 6.000%, 11/15/21[2]	335	347,563	0.3
Omnova Solutions, Inc., Sr Nt, Co Guar, 7.875%, 11/01/18	330	285,450	0.3
PolyOne Corp., 7.375%, 09/15/20	356	367,570	0.4

		2,010,722	2.0

CONSTRUCTION MATERIALS — 1.2%
Cemex Espana Finance LLC, 8.910%, 02/14/14[3,9]	500	447,500	0.5
Cemex S.A.B. de C.V., Private Placement, (Mexico), 9.000%, 01/11/18[2]	500	398,750	0.4
Vulcan Materials Co., Sr Unsec’d Nt, 7.500%, 06/15/21	315	340,200	0.3

		1,186,450	1.2

CONTAINERS & PACKAGING — 2.7%
Ardagh Packaging Finance plc, Private Placement, Sr Sub Nt, (Ireland), 9.125%, 10/15/20[2]	200	198,000	0.2
Berry Plastics Corp., 9.500%, 05/15/18	370	371,850	0.4
Berry Plastics Corp., Co Guar, 8.250%, 11/15/15	165	175,725	0.2
Berry Plastics Corp., Sr Sec’d Nt, 9.750%, 01/15/21	300	299,250	0.3
Constar International, Inc., 11.000%, 12/31/17[3,9]	312	312,457	0.3
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Private Placement, Sr Sec’d Nt, 7.875%, 08/15/19[2]	250	261,250	0.2
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Private Placement, Sr Unsec’d Nt, 9.875%, 08/15/19[2]	275	266,750	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

CONTAINERS & PACKAGING (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Private Placement, Nt, 8.250%, 02/15/21[2]	$300	$265,500	0.2%
9.000%, 05/15/18[2]	400	383,000	0.4
9.000%, 04/15/19[2]	125	118,750	0.1
Sealed Air Corp., Private Placement, Sr Unsec’d Nt, 8.125%, 09/15/19[2]	70	76,650	0.0	[12]
8.375%, 09/15/21[2]	70	77,350	0.1

		2,806,532	2.7

METALS & MINING — 3.1%
APERAM, Private Placement, Sr Unsec’d Nt, (Luxembourg), 7.750%, 04/01/18[2]	300	249,000	0.2
Constellation Enterprises LLC, Private Placement, 10.625%, 02/01/16[2]	275	258,500	0.3
Edgen Murray Corp., Sr Nt, 12.250%, 01/15/15	250	225,000	0.2
FMG Resources August 2006 Pty Ltd., Private Placement, (Australia), 7.000%, 11/01/15[2]	100	101,000	0.1
FMG Resources August 2006 Pty Ltd., Private Placement, Co Guar, (Australia), 6.875%, 02/01/18[2]	395	378,213	0.4
Gibraltar Industries, Inc., Sr Nt, Co Guar, 8.000%, 12/01/15	300	300,000	0.3
James River Coal Co., Nt, Co Guar, 7.875%, 04/01/19	60	45,300	0.1
JMC Steel Group, Private Placement, 8.250%, 03/15/18[2]	100	97,500	0.1
Murray Energy Corp., Private Placement, 10.250%, 10/15/15[2]	130	129,025	0.1
Noranda Aluminum Acquisition Corp., Sr Nt, PIK, 4.659%, 05/15/15	487	450,623	0.4
Novelis, Inc., Co Guar, (Canada), 8.750%, 12/15/20	429	460,102	0.5
Severstal Columbus LLC, 10.250%, 02/15/18	100	104,750	0.1
Taseko Mines Ltd., Co Guar, (Canada), 7.750%, 04/15/19	50	45,125	0.0	[12]
Thompson Creek Metals Co., Inc., Co Guar, (Canada), 7.375%, 06/01/18	150	133,500	0.1

METALS & MINING (continued)
Wolverine Tube, Inc., Sr Sec’d Nt, 6.000%, 06/28/14[3,9]	$188	$188,153	0.2%

		3,165,791	3.1

PAPER & FOREST PRODUCTS — 2.2%
AbitibiBowater, Inc., Private Placement, 10.250%, 10/15/18[2]	227	250,267	0.3
Abitibi-Consolidated Co. of Canada, Escrow, (Canada),
6.000%, 06/20/13[1,4]	1,331	5,990	0.0	[12]
7.500%, 04/01/28[1,4]	287	1,291	0.0	[12]
Abitibi-Consolidated Co. of Canada, Sr Nt, Escrow, (Canada), 7.750%, 06/15/11[1,4]	479	2,156	0.0	[12]
8.375%, 04/01/15[1,4]	2,485	11,182	0.0	[12]
8.850%, 08/01/30[1,4]	102	459	0.0	[12]
Appleton Papers, Inc., Private Placement, Sr Sec’d Nt, 10.500%, 06/15/15[2]	600	591,750	0.6
Bowater Canada Finance Corp., Nt, (Canada), 7.950%, 11/15/11[1,4]	198	33,724	0.0	[12]
Longview Fibre Paper & Packaging, Inc., Private Placement, Sr Sec’d Nt, 8.000%, 06/01/16[2]	200	200,000	0.2
NewPage Corp., Sr Sec’d Nt, 11.375%, 12/31/14[1,4]	1,500	1,108,125	1.1
Smurfit-Stone Container Corp., Sr Nt, 8.000%, 03/15/17[1,3],4,9	1,229	18,435	0.0	[12]
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12[1,3,4,9]	448	6,720	0.0	[12]

		2,230,099	2.2

Total Materials		11,399,594	11.2

TELECOMMUNICATION SERVICES — 7.6%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
Cincinnati Bell, Inc., 8.750%, 03/15/18	120	111,450	0.1
Clearwire Communications LLC/Clearwire Finance, Inc., Private Placement, 12.000%, 12/01/15[2]	587	562,053	0.6
Frontier Communications Corp., Sr Nt, 8.250%, 04/15/17	115	117,588	0.1
8.500%, 04/15/20	115	117,731	0.1
8.750%, 04/15/22	110	108,900	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Level 3 Escrow, Inc., Private Placement, Sr Unsec’d Nt, 8.125%, 07/01/19[2]	$600	$591,000	0.6%
Level 3 Financing, Inc., Co. Guar, 9.250%, 11/01/14[10]	45	46,012	0.0 [12]
Level 3 Financing, Inc., Sr Nt, Co Guar, 9.375%, 04/01/19	295	307,906	0.3
PAETEC Holding Corp., Sr Sec’d Nt, 8.875%, 06/30/17	200	216,000	0.2
Qwest Communications International, Inc., Sr Sec’d Nt, 7.125%, 04/01/18	200	208,000	0.2
Qwest Corp., Sr Nt, 7.625%, 06/15/15[10]	214	237,136	0.2
Windstream Corp.,
7.875%, 11/01/17	320	346,400	0.3
8.125%, 09/01/18	250	267,813	0.3
Windstream Corp., Private Placement, Co Guar, 7.500%, 06/01/22[2]	70	69,825	0.1

		3,307,814	3.2

WIRELESS TELECOMMUNICATION SERVICES — 4.4%
Cricket Communications, Inc.,
7.750%, 05/15/16	180	185,850	0.2
7.750%, 10/15/20	375	328,125	0.3
MetroPCS Wireless, Inc., 7.875%, 09/01/18	145	146,994	0.1
MetroPCS Wireless, Inc., Sr Nt, Co Guar, 6.625%, 11/15/20	200	186,500	0.2
Nextel Communications, Inc., 7.375%, 08/01/15[10]	1,025	937,875	0.9
NII Capital Corp., Co Guar, 7.625%, 04/01/21	100	99,250	0.1
NII Capital Corp., Sr Nt, 8.875%, 12/15/19	315	331,537	0.3
Sprint Nextel Corp., Nt, 6.000%, 12/01/16[10]	1,400	1,162,000	1.1
Sprint Nextel Corp., Private Placement, Co Guar, 9.000%, 11/15/18[2]	260	273,000	0.3
Sprint Nextel Corp., Private Placement, Sr Unsec’d Nt, 11.500%, 11/15/21[2]	72	71,280	0.1

WIRELESS TELECOMMUNICATION SERVICES (continued)
VimpelCom Holdings B.V., Private Placement, Co Guar, (Netherlands), 6.255%, 03/01/17[2]	$200	$180,000	0.2%
VimpelCom Holdings B.V., Private Placement, Nt, Co Guar, (Netherlands), 7.504%, 03/01/22[2]	200	168,000	0.2
Wind Acquisition Finance S.A., Private Placement, (Luxembourg), 7.250%, 02/15/18[2]	200	182,000	0.2
Wind Acquisition Holdings Finance S.A., Private Placement, Sr Sec’d Nt, (Luxembourg), PIK, 12.250%, 07/15/17[2]	247	181,205	0.2

		4,433,616	4.4

Total Telecommunication Services		7,741,430	7.6

UTILITIES — 4.3%
GAS UTILITIES — 0.2%
Genesis Energy LP/Genesis Energy Finance Corp., Co Guar, 7.875%, 12/15/18	160	160,000	0.2

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.1%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Private Placement, 8.000%, 06/01/16[2]	200	216,000	0.2
Dynegy Holdings, LLC, Sr Nt, 7.750%, 06/01/19[1,4]	750	491,250	0.5
Dynegy Holdings, LLC, Sr Unsec’d Nt, 7.125%, 05/15/18[1,4]	500	325,000	0.3
Dynegy Roseton/Danskammer Pass Through Trust, Sr Unsec’d Nt, 7.670%, 11/08/16[1,4]	1,000	610,000	0.6
Edison Mission Energy, 7.200%, 05/15/19	500	312,500	0.3
Edison Mission Energy, Sr Unsec’d Nt, 7.000%, 05/15/17	1,000	650,000	0.6
First Wind Capital LLC, Private Placement, Sr Sec’d Nt, 10.250%, 06/01/18[2]	70	68,775	0.1
GenOn Energy, Inc., Sr Unsec’d Nt, 9.875%, 10/15/20	290	294,350	0.3
Homer City Funding LLC, 8.137%, 10/01/19	95	82,731	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)	Value	Percent of Net Assets*

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (continued)
Texas Competitive Electric Holdings Co. LLC, Sr Nt, 10.250%, 11/01/15	$350	$124,250	0.1%

		3,174,856	3.1

MULTI-UTILITIES — 1.0%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	980	1,033,900	1.0

Total Utilities		4,368,756	4.3

Total Corporate Bonds
(cost $117,512,338)		112,479,257	110.3

LOAN PARTICIPATIONS & ASSIGNMENTS — 18.5%
CONSUMER DISCRETIONARY — 7.4%
AUTOMOBILES — 0.6%
Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	662	624,786	0.6

BROADCASTING & CABLE TV — 0.0%[12]
UPC Holdings, Term Loan, VAR, 12/31/17^	40	39,100	0.0	[12]

DIVERSIFIED CONSUMER SERVICES — 0.3%
Realogy Corp., Delayed Draw Term Loan B, VAR, 3.441%, 10/10/13	112	103,783	0.1
Realogy Corp., Extended Synthetic Commitments, VAR, 10/10/16^	13	11,465	0.0	[12]
Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/20/12	140	137,550	0.2

		252,798	0.3

GAMING — 1.2%
Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
VAR, 3.294%, 01/28/15	352	304,777	0.3
VAR, 3.418%, 01/28/15	654	567,202	0.5
CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	384	379,833	0.4

		1,251,812	1.2

HOTELS, RESTAURANTS & LEISURE — 0.5%
Outback Steakhouse, Inc., Prefunded RC Commitment,
VAR, 0.364%, 06/14/13	2	1,664	0.0	[12]
VAR, 2.625%, 06/14/13	1	820	0.0	[12]

HOTELS, RESTAURANTS & LEISURE (continued)
Outback Steakhouse, Inc., Term Loan B,
VAR, 2.625%, 06/14/14	$176	$166,336	0.2%
VAR, 4.500%, 06/14/14	11	10,809	0.0	[12]
ROC Finance LLC, Term Loan, VAR, 8.500%, 08/19/17	200	199,500	0.2
Six Flags Theme Parks Inc., Term Loan, VAR, 12/28/18^	125	124,244	0.1

		503,373	0.5

MEDIA — 3.5%
Barrington Broadcasting, Tranche 2 Term Loan, VAR, 7.500%, 06/14/17	125	124,063	0.1
Cengage Learning Acquisitions, Term Loan, VAR, 2.550%, 07/03/14	360	306,142	0.3
Clear Channel Communications, Inc., Term Loan B, VAR, 3.946%, 01/29/16	672	495,516	0.5
Cumulus Radio, Term Loan, VAR, 5.750%, 09/16/18	150	146,839	0.2
Entercom Radio, Term Loan,
VAR, 6.250%, 11/23/18	98	97,464	0.1
VAR, 7.250%, 11/23/18	2	2,125	0.0	[12]
High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	184	182,321	0.2
Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	100	97,573	0.1
Hubbard Radio LLC, 2nd Lien Term Loan C, VAR, 8.750%, 04/30/18	100	99,000	0.1
Media General Inc., Term Loan, VAR, 5.321%, 03/29/13	13	11,257	0.0	[12]
Media General, Inc., Term Loan, VAR, 5.245%, 03/29/13	42	38,069	0.0	[12]
Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	690	682,123	0.7
Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	250	257,500	0.3
R.H. Donnelley, Inc., Exit Term Loan,
VAR, 9.000%, 10/24/14	177	62,387	0.0	[12]
VAR, 9.000%, 10/24/14	183	64,355	0.1
VAR, 9.000%, 10/24/14	37	13,210	0.0	[12]
Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	348	321,957	0.3
Univision Communications, Inc., Initial Term Loan, VAR, 2.296%, 09/29/14	361	344,063	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)		Value	Percent of Net Assets*

MEDIA (continued)
Vertis, Inc., 1st Lien Term Loan, VAR, 11.750%, 12/21/15^	$398		$217,808	0.2%

			3,563,772	3.5

SPECIALTY RETAIL — 1.1%
Academy Sports & Outdoors, 1st Lien Term Loan,
VAR, 6.000%, 08/03/18	220		217,699	0.2
VAR, 6.000%, 08/03/18	30		29,419	0.0	[12]
Claire’s Stores, Term Loan B,
VAR, 3.046%, 05/29/14	676		583,711	0.6
VAR, 3.178%, 05/29/14	142		122,332	0.1
J. Crew, 1st Lien Term Loan,
VAR, 4.750%, 03/07/18	168		157,220	0.2
VAR, 4.750%, 03/07/18	56		52,582	0.0	[12]

			1,162,963	1.1

TEXTILES, APPAREL & LUXURY GOODS — 0.2%
BCBG Max Azria, 1st Lien Term Loan, VAR, 9.800%, 06/09/15	200		184,537	0.2

Total Consumer Discretionary			7,583,141	7.4

CONSUMER STAPLES — 0.9%
FOOD & STAPLES RETAILING — 0.4%
Rite Aid Corp., 1st Lien Term Loan 5, VAR, 4.500%, 03/03/18	486		461,903	0.4

PERSONAL PRODUCTS — 0.5%
Targus, 1st Lien Term Loan, VAR, 11.000%, 05/24/16	498		468,894	0.5

Total Consumer Staples			930,797	0.9

ENERGY — 0.1%
OIL, GAS & CONSUMABLE FUELS — 0.1%
Western Refinancing, Inc., Term Loan B, VAR, 7.500%, 03/15/17	99		99,312	0.1

FINANCIALS — 0.7%
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Clarke American Corp., Term Loan B,
VAR, 2.796%, 06/30/14	101		85,401	0.1
VAR, 2.796%, 06/30/14	97		82,116	0.1
VAR, 2.796%, 06/30/14	80		67,687	0.1
VAR, 2.796%, 06/30/14	59		49,621	0.0	[12]
VAR, 2.796%, 06/30/14	71		59,827	0.0	[12]

DIVERSIFIED FINANCIAL SERVICES (continued)
VAR, 3.079%, 06/30/14	$70		$58,654	0.1%

			403,306	0.4

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
I-Star, Term Loan A-1,
VAR, 5.000%, 06/28/13	183		181,380	0.2
VAR, 5.000%, 06/28/13	122		120,684	0.1

			302,064	0.3

Total Financials			705,370	0.7

HEALTH CARE — 0.3%
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Inventive Health, Consolidated Term Loan, VAR, 6.500%, 08/04/16	99		94,466	0.1

HEALTH CARE TECHNOLOGY — 0.0%[12]
Emdeon Inc., Term Loan B,
VAR, 6.750%, 11/02/18	1		1,152	0.0	[12]
VAR, 6.750%, 11/02/18	2		1,686	0.0	[12]
VAR, 6.750%, 11/02/18	12		11,724	0.0	[12]
VAR, 6.750%, 11/02/18	28		28,384	0.0	[12]
VAR, 6.750%, 11/02/18	7		7,404	0.0	[12]

			50,350	0.0	[12]

PHARMACEUTICALS — 0.2%
Aptalis Pharma Inc., Term Loan,
VAR, 5.500%, 02/10/17	103		98,144	0.1
VAR, 5.500%, 02/10/17	11		10,583	0.0	[12]
Capsugel Holdings, Inc., Term Loan,
VAR, 5.250%, 08/01/18	75		74,637	0.1
VAR, 5.250%, 08/01/18	—	[11]	187	0.0	[12]

			183,551	0.2

Total Health Care			328,367	0.3

INDUSTRIALS — 2.8%
AIRLINES — 0.4%
Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	496		459,860	0.4

BUILDING PRODUCTS — 0.6%
Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.479%, 02/07/14	81		51,935	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)		Value	Percent of Net Assets*

BUILDING PRODUCTS (continued)
Jacuzzi Brands, Inc., 1st Lien Term Loan B, VAR, 2.678%, 02/07/14	$884		$565,948	0.6%

			617,883	0.6

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cenveo Corp., Term B Loan, VAR, 6.250%, 12/21/16	187		184,474	0.2
SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	124		103,480	0.1
SCH Group, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	225		184,500	0.2

			472,454	0.5

INDUSTRIAL CONGLOMERATES — 1.1%
BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	1,173		1,102,383	1.1

PAPER & FOREST PRODUCTS — 0.2%
Xerium Technologies, Inc., Initial U.S. Term Loan, VAR, 5.500%, 05/26/17	191		185,616	0.2

Total Industrials			2,838,196	2.8

INFORMATION TECHNOLOGY — 2.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Sensus USA, Inc., 1st Lien Term Loan, VAR, 4.750%, 05/09/17	99		98,092	0.1
Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	50		48,875	0.0	[12]

			146,967	0.1

INTERNET SOFTWARE & SERVICES — 0.2%
Go Daddy Group, Inc. (The), Term Loan B, VAR, 7.000%, 12/16/18	249		249,063	0.2

IT Services — 1.9%
Compucom Systems, Inc., Term Loan, VAR, 3.800%, 08/25/14[3,9]	765		728,764	0.7
First Data Corp., Initial Tranche B-3 Term Loan, VAR, 3.044%, 09/24/14	1,313		1,189,056	1.2

			1,917,820	1.9

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.5%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.520%, 12/01/16	387		369,861	0.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Nxp B.V., Term Loan A,
VAR, 5.500%, 03/03/17	$95		$91,335	0.1%
VAR, 5.500%, 03/03/17	—	[11]	229	0.0	[12]

			461,425	0.5

Total Information Technology			2,775,275	2.7

MATERIALS — 1.8%
CHEMICALS — 1.5%
Arizona Chemicals, Term Loan, VAR, 12/19/17^	125		124,180	0.1
Cristal Inorganic Chemicals (Millenium), 2nd Lien Term Loan, VAR, 6.329%, 11/15/14	500		493,335	0.5
Nexeo Solutions, Term Loan,
VAR, 5.000%, 09/08/17	31		29,846	0.0	[12]
VAR, 5.000%, 09/08/17	31		29,847	0.0	[12]
VAR, 5.000%, 09/08/17	38		36,580	0.0	[12]
OM Group, Term Loan B,
VAR, 5.750%, 08/02/17	66		65,057	0.1
VAR, 5.750%, 08/02/17	49		48,793	0.1
PolyOne Corp., Term Loan B,
VAR, 5.000%, 12/20/17	113		112,976	0.1
VAR, 5.000%, 12/20/17	2		1,915	0.0	[12]
Trinseo S.A., 1st Lien Term Loan,
VAR, 6.000%, 08/02/17	129		111,139	0.1
VAR, 6.000%, 08/02/17	318		273,956	0.3
Univar, Inc., Term Loan B, VAR, 5.000%, 06/30/17	163		157,046	0.2

			1,484,670	1.5

CONTAINERS & PACKAGING — 0.2%
Reynolds Group Holdings, Term Loan C,
VAR, 6.500%, 08/09/18	136		135,305	0.1
VAR, 6.500%, 08/09/18	2		1,835	0.0	[12]
Reynolds Group Holdings, U.S. Term Loan,
VAR, 6.500%, 02/09/18	95		94,349	0.1
VAR, 6.500%, 02/09/18	26		25,849	0.0	[12]
VAR, 6.500%, 02/09/18	—	[11]	351	0.0	[12]
VAR, 6.500%, 02/09/18	1		604	0.0	[12]
VAR, 6.500%, 02/09/18	1		680	0.0	[12]

			258,973	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Par (000)		Value	Percent of Net Assets*

METALS & MINING — 0.1%
American Rock Salt, 1st Lien Term Loan, VAR, 5.500%, 04/25/17	$124		$122,665	0.1%

Total Materials			1,866,308	1.8

TELECOMMUNICATION SERVICES — 0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Level 3 Communications, Tranche A Term Loan,
VAR, 2.648%, 03/13/14	179		170,257	0.2
VAR, 2.648%, 03/13/14	71		68,103	0.1
Level 3 Financing, Inc., Term Loan B3, VAR, 5.750%, 09/01/18	115		113,189	0.1

Total Telecommunication Services			351,549	0.4

UTILITIES — 1.4%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.4%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.776%, 10/10/17	680		429,218	0.4
Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan,
VAR, 3.776%, 10/10/14	179		124,215	0.1
VAR, 3.776%, 10/10/14	502		348,895	0.4
TPF Generation Holdings LLC, 2nd Lien Term Loan, VAR, 4.829%, 12/15/14	500		468,000	0.5

Total Utilities			1,370,328	1.4

Total Loan Participations & Assignments
(cost $20,143,541)			18,848,643	18.5

ASSET-BACKED SECURITIES — 1.5%
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.994%, 01/25/35[3,9]	115		5,662	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.794%, 09/25/34[3,9]	47		8,753	0.0	[12]
Unipac IX LLC, 13.000%, 04/11/13[3,9]	1,500		1,485,339	1.5

Total Asset-Backed Securities
(cost $1,640,899)			1,499,754	1.5

Total Fixed Income Investments
(cost $139,342,778)			132,872,676	130.3

PREFERRED STOCKS — 3.7%
CONSUMER DISCRETIONARY — 1.3%
AUTO COMPONENTS — 0.0%
Glasstech, Inc., Pfd, Series C1,3,9	—	[11]	$—	0.0%

AUTOMOBILES — 0.2%
General Motors Co., Series B, Convertible Pfd, 4.750%, 12/01/13 ($50 par value)	7		239,750	0.2

DIVERSIFIED CONSUMER SERVICES — 0.7%
Carriage Services Capital Trust, Convertible Pfd, 7.000%, 03/26/12 ($50 par value)[15]	16		671,500	0.7

HOUSEHOLD DURABLES — 0.2%
M/I Homes, Inc., Pfd, Series A, 9.750%, 03/15/12 ($25 par value)[1,15]	21		243,524	0.2

MEDIA — 0.2%
Spanish Broadcasting System, Inc., Pfd[1,3,9]	481		3,128	0.0	[12]
Spanish Broadcasting System, Inc., Pfd, Series B, PIK, 10.750%, 02/03/12 ($1,000 par value)[1,3,9,15]	—	[11]	196,950	0.2

			200,078	0.2

Total Consumer Discretionary			1,354,852	1.3

CONSUMER STAPLES — 0.0%
FOOD PRODUCTS — 0.0%
Eurofresh, Inc., Pfd, ADR[1,3,9]	—	[11]	—	0.0

FINANCIALS — 2.3%
COMMERCIAL BANKS — 1.6%
CoBank ACB, Pfd, Series D, 11.000%, 10/01/14 ($50 par value)[15]	30		1,621,875	1.6

CONSUMER FINANCE — 0.5%
Ally Financial, Inc., 7.000%, 02/03/12 ($2,000 par value)[2,15]	1		438,030	0.4
GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/16 ($25 par value)[15]	4		69,624	0.1

			507,654	0.5

INSURANCE — 0.2%
XLIT Ltd., (Cayman Islands), Series D, VAR, 3.526%, 03/26/12 ($1,000 par value)[15]	—	[11]	174,078	0.2

Total Financials			2,303,607	2.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2011

Description	Shares (000)		Value	Percent of Net Assets*
INFORMATION TECHNOLOGY — 0.0%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies Bermuda Holdings, Ltd., (Bermuda)[1,3,9]	2		$—	0.0%
MATERIALS — 0.1%
CONTAINERS & PACKAGING — 0.1%
Constar International, Inc., Pfd[1,3,9]	—	[11]	90,682	0.1

Total Preferred Stocks
(cost $4,887,416)			3,749,141	3.7

COMMON STOCKS — 3.7%
CONSUMER DISCRETIONARY — 1.2%
AUTO COMPONENTS — 0.0%
Glasstech, Inc., Class C1,3,9	—	[11]	—	0.0

AUTOMOBILES — 0.3%
General Motors Co.[1]	15		302,692	0.3

BROADCASTING & CABLE TV — 0.0%[12]
Adelphia Recovery Trust[1,3,9]	157		2	0.0	[12]
Adelphia Recovery Trust	1,297		5,836	0.0	[12]

			5,838	0.0	[12]

LEISURE EQUIPMENT & PRODUCTS — 0.5%
True Temper Holdings, Inc. ADR[1,3,9]	43		511,652	0.5

TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Broder Brothers Co.[1,3,9]	38		375,530	0.4

Total Consumer Discretionary			1,195,712	1.2

CONSUMER STAPLES — 0.0%
FOOD PRODUCTS — 0.0%
Eurofresh, Inc., ADR[1,3,9]	106		—	0.0

FINANCIALS — 0.5%
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Capmark Financial Group, Inc.[1]	33		552,382	0.5

INDUSTRIALS — 0.0%[12]
BUILDING PRODUCTS — 0.0%[12]
Jupiter Holding I Corp.[1,3,9]	8		40,845	0.0	[12]

INFORMATION TECHNOLOGY — 0.8%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies Bermuda Holdings, Ltd., (Bermuda)[1,3,9]	8		—	0.0

IT SERVICES — 0.1%
Unisys Corp.[1]	3		$63,348	0.1%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.7%
Magnachip Semiconductor Corp., (Luxembourg)[1]	99		741,567	0.7

Total Information Technology			804,915	0.8

MATERIALS — 1.2%
CHEMICALS — 0.3%
LyondellBasell Industries N.V., (Netherlands), Class A	10		322,853	0.3

CONSTRUCTION MATERIALS — 0.1%
U.S. Concrete, Inc.[1]	10		29,061	0.1

CONTAINERS & PACKAGING — 0.0%[12]
Constar International, Inc., ADR[1,3,9]	4		1,199	0.0	[12]

METALS & MINING — 0.2%
Lexington Coal Co.[1,3,9]	25		7,973	0.0	[12]
Wolverine Tube, Inc., ADR[1,3,9]	8		208,575	0.2

			216,548	0.2

PAPER & FOREST PRODUCTS — 0.6%
AbitibiBowater, Inc., (Canada)[1]	43		627,874	0.6

Total Materials			1,197,535	1.2

TELECOMMUNICATION SERVICES — 0.0%[12]
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.0%
XO Holdings, Inc.[1,3,9]	1		—	0.0

WIRELESS TELECOMMUNICATION SERVICES — 0.0%[12]
USA Mobility, Inc.	—	[11]	402	0.0	[12]

Total Telecommunication Services			402	0.0	[12]

UTILITIES — 0.0%[12]
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0%[12]
GenOn Energy, Inc.[1]	3		6,909	0.0	[12]

Total Common Stocks
(cost $5,351,530)			3,798,700	3.7

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of December 31, 2011

Description	Shares (000)	Value	Percent of Net Assets*

WARRANTS — 0.3%
CONSUMER DISCRETIONARY — 0.3%
AUTOMOBILES — 0.3%
General Motors Co., expiring 07/10/16[1]	14	$159,188	0.2%
General Motors Co., expiring 07/10/19[1]	14	106,125	0.1

Total Warrants
(cost $486,355)		265,313	0.3

Total Equity Investments
(cost $10,725,301)		7,813,154	7.7

SHORT-TERM INVESTMENT — 2.1%
INVESTMENT COMPANY — 2.1%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%[5],13 (cost $2,107,777)	2,108	2,107,777	2.1

TOTAL INVESTMENTS
(cost $152,175,856)		142,793,607	140.1

Preferred Stock and Liabilities in Excess of Other Assets		(40,847,027)	(40.1)

Net Assets Applicable to Common Stockholders		$101,946,580	100.0%

ADR	American Depositary Receipt
Co	Company
Guar	Guaranteed
Jr	Junior
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2011.
*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $35,783,192 and 35.1% of net assets applicable to common stockholders.

[3]	Fair valued security. These securities amounted to $5,990,110 and 5.9% of net assets applicable to common stockholders.
[4]	Security in default.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[7]	Step-up bond. Interest rate is effective rate as of December 31, 2011.
[9]	Security deemed to be illiquid. These securities amounted to $5,990,110 and 5.9% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, unfunded commitments, TBAs, when-issued securities and/or delayed delivery securities.
[11]	Amount rounds to less than one thousand (par or shares).
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of December 31, 2011.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2011.

[15]

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2011.

^	All or a portion of the security is unsettled as of December 31, 2011. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

ASSETS:
Investments in non-affiliates, at value	$140,685,830
Investments in affiliates, at value	2,107,777

Total investment securities, at value	142,793,607
Cash	219,713
Receivables:
Investment securities sold	43,545
Interest and dividends from non-affiliates	2,504,701
Dividends from affiliates	243

Total Assets	145,561,809

LIABILITIES:
Payables:
Dividends on preferred stock	406
Investment securities purchased	359,017
Accrued liabilities:
Investment advisory fees	67,754
Administration fees	9,049
Custodian and accounting fees	13,015
Collateral management fees	708
Insurance	36,999
Audit Fee	50,651
Excise tax payable	40,000
Other	37,630

Total Liabilities	615,229
Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	43,000,000

Net Assets applicable to common stockholders	$101,946,580

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized, 12,968,870 shares issued and outstanding	$129,689
Capital in excess of par	139,384,162
Undistributed net investment income (loss)	1,049,916
Accumulated net realized gains (losses)	(29,234,938)
Net unrealized appreciation (depreciation)	(9,382,249)

Total Net Assets applicable to common stockholders	$101,946,580

Shares Outstanding	12,968,870
Net asset value per Common Share (a) ($101,946,580/12,968,870)	$7.86
Cost of investments in non-affiliates	$150,068,079
Cost of investments in affiliates	2,107,777

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Interest income from non-affiliates	$12,947,474
Dividend income from non-affiliates	395,598
Dividend income from affiliates	1,733

Total investment income	13,344,805

EXPENSES:
Investment advisory fees (Note 6)	1,682,153
Administration fees (Note 6)	153,720
Custodian and accounting fees (Note 6)	75,587
Collateral management fees	708
Excise tax expense	40,000
Audit fees	105,497
Legal fees	71,826
Directors’ and Chief Compliance Officer’s fees	86
Printing and mailing costs	155,194
Transfer agent fees	14,385
Stock exchange listing fees	20,000
Insurance	43,434
Interest expense to affiliates	6
Other	2,812

Operating expenses	2,365,408

Commissions on auction rate preferred stock	34,353

Total expenses	2,399,761

Less amounts waived	(3,825)
Less earnings credits	(10)

Net expenses	2,395,926

Net investment income (loss)	10,948,879

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(436,977)
Swaps	(94,815)

Net realized gain (loss)	(531,792)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(9,213,646)
Swaps	93,260

Change in net unrealized appreciation (depreciation)	(9,120,386)

Net realized/unrealized gains/(losses)	(9,652,178)

Change in net assets resulting from operations	$1,296,701

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(60,368)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$1,236,333

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended 12/31/2011	Year Ended 12/31/2010
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,948,879	$11,638,480
Net realized gain (loss)	(531,792)	(3,338,382)
Change in net unrealized appreciation (depreciation)	(9,120,386)	14,836,930
Distributions to preferred stockholders from net investment income	(60,368)	(108,868)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	1,236,333	23,028,160

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(11,521,550)	(11,852,808)

Total distributions to common stockholders	(11,521,550)	(11,852,808)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 12,252 and 5,713 shares issued in reinvestment of dividends to common stockholders in 2011 and 2010, respectively	108,711	47,803

Total increase in net assets derived from fund share transactions	108,711	47,803

Total net increase/(decrease) in net assets applicable to common stockholders	(10,176,506)	11,223,155
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	112,123,086	100,899,931

End of period	$101,946,580	$112,123,086

Undistributed net investment income (loss)	$1,049,916	$1,688,060

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$8.65		$7.79		$4.14		$9.15	$9.95

Net investment income (loss)	0.84		0.90		0.76		1.21	1.21
Net realized and unrealized gain/(loss) on investments	(0.74)		0.89		3.56		(5.18)	(0.84)
Distributions to preferred stockholders from net investment income	—	(12)	(0.01)		(0.01)		(0.16)	(0.27)

Net increase/(decrease) in net asset value resulting from operations	0.10		1.78		4.31		(4.13)	0.10

Distributions to Common Stockholders from:
Net investment income	(0.89)		(0.92)		(0.66)		(0.88)	(0.90)

Total distributions to common stockholders	(0.89)		(0.92)		(0.66)		(0.88)	(0.90)

Net asset value, end of period	$7.86		$8.65		$7.79		$4.14	$9.15

Market value per share, end of period	$8.95		$8.45		$7.38		$3.68	$8.10

TOTAL INVESTMENT RETURN:(1)
Based on market value per common share(2)	17.09%		27.90%		126.57%		(47.76)%	(9.01)%
Based on net asset value per common share(3)	0.42%		24.03%		112.51%		(47.98)%	1.24%
RATIOS TO AVERAGE NET ASSETS:(4)(5)
Net Expenses (including expenses related to leverage)(6)(7)	1.56	%(10)	1.74	%(10)	1.73	%(10)	0.59%	1.27%
Applicable to common stockholders only(6)(8)	2.17	%(11)	2.43	%(11)	2.70	%(11)	0.99%	1.92%
Net Expenses (prior to expenses related to leverage)(6)(7)	1.54	%(10)	1.67	%(10)	1.64	%(10)	0.49%	1.18%
Applicable to common stockholders only(6)(8)	2.14	%(11)	2.34	%(11)	2.56	%(11)	0.82%	1.79%
Net investment income(8)	9.90%		10.81%		12.80%		16.22%	12.18%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock	$101,946,580		$112,123,086		$100,899,931		$53,537,351	$118,402,436
Portfolio turnover rate	50%		58%		63%		36%	64%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period .	1,720		1,720		1,720		1,720	2,640
Asset coverage per share of preferred stock outstanding at end of period(9)	$84,271		$90,188		$83,663		$56,126	$69,849
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000		$25,000		$25,000	$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]	Ratios do not include the effect of dividends to preferred stock.
[5]	See Note 6 in the Notes to Financial Statements.
[6]	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
[7]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[8]	Ratios calculated relative to the average net assets of common stockholders only.
[9]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[10]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2011, 2010 and 2009. Without these waivers/reimbursements, the ratios would have been higher by, less than 0.01%, 0.03% and 0.17%, respectively.

[11]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2011, 2010 and 2009. Without these waivers/reimbursements, the ratios would have been higher by, less than 0.01%, 0.04% and 0.27%, respectively.

[12]	Amount rounds to less than $0.01.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in high yield fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Directors or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealer or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. At December 31, 2011, $5,990,110 of the Fund’s investments were fair valued.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1—quoted prices in active markets for identical securities

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented in the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$308,528	$—	$887,184		$1,195,712
Consumer Staples	—	—	—	(a)	—	(a)
Financials	552,382	—	—		552,382
Industrials	—	—	40,845		40,845
Information Technology	804,915	—	—	(a)	804,915
Materials	979,788	—	217,747		1,197,535
Telecommunication Services	402	—	—	(a)	402
Utilities	6,909	—	—		6,909

Total Common Stocks	2,652,924	—	1,145,776		3,798,700

Preferred Stocks
Consumer Discretionary	—	1,154,774	200,078		1,354,852
Consumer Staples	—	—	—	(a)	—	(a)
Financials	—	2,303,607	—		2,303,607
Information Technology	—	—	—	(a)	—	(a)
Materials	—	—	90,682		90,682

Total Preferred Stocks	—	3,458,381	290,760		3,749,141

Debt Securities
Asset-Backed Securities	—	—	1,499,754		1,499,754
Convertible Bond
Materials	—	45,022	—		45,022
Corporate Bonds
Consumer Discretionary	—	29,941,862	145,041		30,086,903
Consumer Staples	—	4,851,197	414,702		5,265,899
Energy	—	13,470,325	—		13,470,325
Financials	—	13,903,974	—		13,903,974
Health Care	—	5,748,532	792,048		6,540,580
Industrials	—	13,286,889	—		13,286,889
Information Technology	—	6,414,907	—		6,414,907
Materials	—	10,426,329	973,265		11,399,594
Telecommunication Services	—	7,741,430	—		7,741,430
Utilities	—	4,368,756	—		4,368,756

Total Corporate Bonds	—	110,154,201	2,325,056		112,479,257

Total Debt Securities	—	110,199,223	3,824,810		114,024,033

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Participations & Assignments
Consumer Discretionary	$—	$7,583,141	$—	$7,583,141
Consumer Staples	—	930,797	—	930,797
Energy	—	99,312	—	99,312
Financials	—	705,370	—	705,370
Health Care	—	328,367	—	328,367
Industrials	—	2,838,196	—	2,838,196
Information Technology	—	2,046,511	728,764	2,775,275
Materials	—	1,866,308	—	1,866,308
Telecommunication Services	—	351,549	—	351,549
Utilities	—	1,370,328	—	1,370,328

Total Loan Participations & Assignments	$—	$18,119,879	$728,764	$18,848,643

Warrants
Consumer Discretionary	—	265,313	—	265,313
Short-Term Investment
Investment Company	2,107,777	—	—	2,107,777

Total Investments in Securities	$4,760,701	$132,042,796	$5,990,110	$142,793,607

(a)	Security has a zero value.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Asset-Backed Securities	$1,488,539		$—	$10,063	$9,870	$—		$(8,718)	$—	$—	$1,499,754
Common Stocks — Consumer Discretionary	343,970		(518,415)	1,105,174	—	—		(43,545)	—	—	887,184
Common Stocks — Consumer Staples	219,182		—	(219,182)	—	—		—	—	—	—	(a)
Common Stocks — Industrials	187,887		—	(147,042)	—	—		—	—	—	40,845
Common Stocks — Information Technology	1,030,974		—	521,746	—	1,552,720		(3,105,440)	—	—	—	(a)
Common Stocks — Materials	27,083		—	(57,321)	—	247,985		—	—	—	217,747
Common Stocks — Telecommunication Services	—		—	—	—	—	(a)	—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	424,142		—	914,379	4,415	—		(2,214,113)	1,440,360	(424,142)	145,041
Corporate Bonds — Consumer Staples	406,725		—	(56,548)	—	64,525		—	—	—	414,702
Corporate Bonds — Financials	880,000		19,756	134,460	(46)	—		(1,034,170)	—	—	—
Corporate Bonds — Health Care	932,291		— (b)	(470,460)	(1,187)	331,404		— (a)	—	—	792,048
Corporate Bonds — Industrials	465,443		3,862	(30,092)	262	2,029		(330,254)	—	(111,250)	—
Corporate Bonds — Information Technology	418,093		—	4,907	—	—		(423,000)	—	—	—
Corporate Bonds — Materials	84,204		—	(84,984)	935	1,010,003		(36,893)	—	—	973,265
Loan Participations & Assignments — Financials	817,789		(143,471)	138,689	—	—		(813,007)	—	—	—
Loan Participations & Assignments — Industrials	123,718		1,098	(548)	—	1,267		(125,535)	—	—	—
Loan Participations & Assignments — Information Technology	857,780		—	(10,238)	4,684	—		(123,462)	—	—	728,764
Loan Participations & Assignments — Materials	493,750		—	—	—	—		—	—	(493,750)	—
Preferred Stocks — Consumer Discretionary	206,234		—	(6,156)	—	—		—	—	—	200,078
Preferred Stocks — Consumer Staples	147,688		—	(196,081)	—	48,393		—	—	—	—	(a)
Preferred Stocks — Financials	1,622,814		—	—	—	—		—	—	(1,622,814)	—
Preferred Stocks — Information Technology	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	—		—	1	—	90,681		—	—	—	90,682

Total	$11,178,306		$(637,170)	$1,550,767	$18,933	$3,349,007		$(8,258,137)	$1,440,360	$(2,651,956)	$5,990,110

(a)	Security has zero value.
(b)	Rounds to less than $1,000.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $253,354. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts. For the tax year ended 2011. The Fund retained approximately $949,837 in income and incurred an excise tax of approximately $40,000.

Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Capital in Excess of Par Value	Accumulated Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain/(Loss) From Security Transactions
$(20,916,558)	$(5,105)	$20,921,663

The reclassification for the Fund relates primarily to expiration of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	2011	2010
Common Stockholder
Ordinary Income	$11,521,550	$11,852,808
Preferred Stockholder
Ordinary Income	$60,368	$108,868

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

D.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are generally declared and paid monthly from net investment income and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

E.	Delayed Delivery Securities — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2011.

F.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

G.	UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 1.F.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates sufficient liquid assets for unfunded and funded commitments that will settle on future dates. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At December 31, 2011, the Fund did not have any outstanding unfunded loan commitments.

2.	COMMON STOCK — At December 31, 2011, there were 49,996,320 shares of common stock with a $0.01 par value authorized and 12,968,870 shares outstanding. During the years ended December 31, 2011, and December 31, 2010, the Fund issued 12,252 and 5,713 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors. The ARPS have a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2011, accrued ARPS dividends were $406.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at their liquidation value.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of preferred shares who wish to sell will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the year ended December 31, 2011, ranged from 0.045% to 0.285%. The maximum rate as of the February 8, 2012 auction was 0.045%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

See Note 4 for discussion of interest rate swaps used to partially hedge the ARPS dividend payment obligations.

4.	INTEREST RATE SWAPS — Interest rate swaps are agreements between the counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund entered into interest payment swap arrangements with Citibank, N.A. New York (“Citibank”) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS.

The Fund may be subject to various risks from the use of interest rate swaps including: (i) the risk that changes in the value of an interest rate swap may not correlate perfectly with the underlying asset, rate or index; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms. Investing in swaps also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The table below discloses the volume of the Fund’s interest rate swaps activities during the year ended December 31, 2011:

Interest Rate Swap Contracts:
Average Notional Balance Long	$5,000,000	(a)
Ending Notional Balance Long	—

(a)	For the period January 1, 2011 through May 31, 2011.

Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 0.185% to 0.296% during the year ended December 31, 2011.

At December 31, 2011, there were no interest swap contracts outstanding.

For the year ended December 31, 2011, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $94,815 and are shown in net realized gain (loss) in the accompanying Statement of Operations.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011, aggregated $74,706,933 and $77,654,876, respectively. During the year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

6.

TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as investment advisor to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee (the “Performance Fee”), computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the CSFB High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Advisor after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

Advisory fees for the year ended December 31, 2011 amounted to $1,682,153 which calculated to an annual effective rate of 1.10%. The advisory fee rate calculated for the month ended December 31, 2011 was a rate of 0.40%.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2011, accrued administrative fees were $9,049.

JPMFM and JPMIM have agreed that JPMFM will not increase the 10 basis point fee payable under the Fund’s administrative services contract through December 31, 2012.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

In addition JPMFM and JPMIM have agreed to cap director compensation expenses and legal fees payable by the Fund through December 31, 2012, at the amount of such compensation and fees for 2007 (exclusive of extraordinary director compensation and legal fees attributable to the 2008 Board consolidation whereby the former Board of Directors was elected). The agreed-upon cap does not apply to director compensation expenses for special meetings or to legal fees incurred with respect to matters not in the ordinary course of the Fund’s business.

In addition to investing cash collateral from securities lending in a J.P. Morgan money market fund, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor and Administrator waive fees in an amount sufficient to offset the advisory, administration and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 was $3,825.

JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in the Collateral Management fees on the Statement of Operations.

Certain officers of the Fund are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Directors appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Directors’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Fund adopted a Directors’ Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Director. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At December 31, 2011, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

December 31, 2011
Gross unrealized appreciation on investments	$5,578,394
Gross unrealized depreciation on investments	(15,130,610)

Net unrealized appreciation/(depreciation) on investments	$(9,552,216)

Cost of investments for Federal Tax purposes	$152,345,823

The difference between the book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to non-taxable special dividends and outstanding Delayed Compensation and investments in distressed securities.

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,238,098	$(27,703,842)	$(9,552,216)

The cumulative timing differences primarily consist of post-October loss deferrals and investments in distressed securities.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 post-October short-term capital losses of $138,736 and post-October long-term capital losses of $1,398,946, respectively.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Fund had post-enactment capital loss carryforwards of $418,537 related to long-term losses.

As of December 31, 2011, the Fund had the following pre-enactment net capital loss carryforwards expiring during the year indicated, which are available to offset future realized gains:

2012	2013	2015	2016	2017	2018	Total
$2,030,683	$6,916,560	$416,016	$1,876,547	$14,493,773	$1,551,726	$27,285,305

During the year ended December 31, 2011, $20,873,746 of the Fund’s capital loss carryovers expired.

8.	ILLIQUID SECURITIES — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. At December 31, 2011, the Fund held illiquid securities representing 5.9% of net assets applicable to common stockholders.

9.	OTHER — The Fund may use related party broker/dealers. For the year ended December 31, 2011, the Fund incurred $92 in brokerage commissions with broker/dealers affiliated with the Advisor.

10.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is party to a derivative contract governed by International Swaps and Derivatives Association master agreement (“ISDA agreement”) with a

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

counterparty. The Fund’s ISDA agreement, which is separately negotiated with the dealer counterparty, may contain provisions allowing, absent other considerations, the counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

Citigroup and Morgan Stanley are beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the Fund’s shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of December 31, 2011, the Fund is a party to certain securities loans and loan participations and assignments that were transacted with either Citigroup or Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is subject to risks associated with asset-backed and mortgage-related securities such as collateralized mortgage obligations backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 29, 2012

PACHOLDER HIGH YIELD FUND, INC.

Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

3.60% of ordinary income distributions qualified for the 70% dividends received deduction for corporate shareholders for the Fund’s fiscal year ended December 31, 2011.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors

William J. Armstrong (1941); Director of Fund since 2009; Trustee of heritage J.P. Morgan Funds since 1987.	Elected at 2009 Shareholder Meeting	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1998.	Elected at 2009 Shareholder Meeting	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2002.	Elected at 2009 Shareholder Meeting	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1985.	Elected at 2009 Shareholder Meeting	Self-employed business consultant (2002-Present).	154	Director, Center for Communication, Hearing and Deafness (1990-present).

Marilyn McCoy* (1948); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1999.	Elected at 2009 Shareholder Meeting	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

William G. Morton, Jr. (1937); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1997.	Elected at 2009 Shareholder Meeting	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Director of Fund (Chairman) since 2009; Director (Chairman) of heritage J.P. Morgan Funds since 1987.	Elected at 2009 Shareholder Meeting	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

Frederick W. Ruebeck (1939); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1994.	Elected at 2009 Shareholder Meeting	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2001.	Elected at 2009 Shareholder Meeting	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Interested Directors

Frankie D. Hughes** (1952), Director of Fund since 2009; Trust of J.P. Morgan Funds since 2008.	Elected at 2009 Shareholder Meeting	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 1998.	Elected at 2009 Shareholder Meeting	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)

Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 75 for all Directors, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Directors is 270 Park Avenue, New York, NY 10017.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (Position held since 2010)	Vice President of the Fund from 2007 to 2010; Chief Administrative Officer and Treasurer of the Fund from 2008 to 2010; Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (Position held since 2010)	Assistant Treasurer of the Fund from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (Position held since 2009)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (Position held since 2008)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

The	contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement

The Board of Directors meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Directors has established various standing committees, composed of Directors with diverse backgrounds, to which the Board of Directors has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Directors and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Directors held meetings in person in June and August 2011, at which the Directors considered the continuation of the investment advisory agreement for the Fund (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Directors continued their review and consideration. The Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Directors, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Directors requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Directors reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Fund and independent Directors and received a memorandum from independent counsel to the Directors discussing the legal standards for their consideration of the proposed approval. The Directors also discussed the proposed approvals in executive sessions with counsels to the Fund and independent Directors at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Directors in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Directors. Each Director attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Directors determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors took into account information furnished throughout the year at Board meetings, as well as the materials furnished specifically in connection with this annual review process. The Directors considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Directors also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Directors also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the other J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Directors received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Directors reviewed and discussed this data. The Directors recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Directors also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Directors concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Directors reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Directors also considered that JPMFM, an affiliate of the Advisor, earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Directors. The Directors also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending, and other related services. The Directors also considered that the Fund is not currently engaged in securities lending.

Economies of Scale

The Directors also considered possible economies of scale. The Directors noted management’s agreement to not increase administration fees and certain expenses for the Fund prior to December 31, 2012. The Directors also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Fund to share in the scale of the organization.

In light of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Directors noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Directors in determining the reasonableness of the proposed management fees. The Directors considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Directors received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Directors also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Directors concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Directors received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Directors considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Directors reviewed a description of Lipper’s methodology for selecting closed end funds in the Fund’s peer group and Universe Group. The Lipper performance data noted by the Directors as part of their review and the determinations made by the Directors with respect to the Fund’s performance are summarized below:

The Directors noted that the Fund’s performance was in the second quintile for the one-year period and the first quintile for the three-, five- and ten- year periods ended December 31, 2010. The Directors discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Total Expense

With respect to advisory fee and total expenses, the Board considered that actual advisory fees are in the fifth quintile and total expenses are in the third quintile of its Universe Group. The Board also found that the

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (concluded)

Performance Fee was effective to align the Adviser’s interests with the interests of Fund shareholders, and to provide a level of compensation tied to investment performance.

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints. The Board found that based on the size of the Fund, breakpoints were not yet warranted for the Fund. The Board considered that, although the Adviser manages other high yield accounts, the Adviser does not manage other funds or accounts in the same style as the Fund. The Directors also considered that management had agreed that the administration fee and certain expenses will not increase prior to December 31, 2012 and that management continues to invest significantly in the business.

Based on the foregoing, the Directors concluded that after giving effect to expense caps and within the context of their deliberations about the Fund’s advisory arrangement, the proposed advisory fee of the Fund was reasonable.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Statement of Additional Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained therein may have become outdated.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE Amex or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A. Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

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Rev. January 2011

FACTS	WHAT DOES PACHOLDER HIGH YIELD FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ transaction history and account transactions

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Pacholder High Yield Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pacholder High Yield Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-217-9502 or go to www.pacholder.com

Who we are
Who is providing this notice?	Pacholder High Yield Fund, Inc.

What we do
How does Pacholder High Yield Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does Pacholder High Yield Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

■  open an account or provide account information

■  give us your account information or pay us by check

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes – information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Pacholder High Yield Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Pacholder High Yield Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Pacholder High Yield Fund, Inc. doesn’t jointly market.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $70,000

2010 – $70,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $20,800

2010 – $20,900

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $13,250

2010 – $9,400

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011 – $28.5 million

2010 – $32.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

John F. Finn

Robert J. Higgins

Frederick W. Ruebeck

James J. Schonbachler

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. The Adviser also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, Vice President, is primarily responsible for trading on behalf of the Fund and has been part of the portfolio management team for the Fund since 1988. Mr. Gibson is one of the principal high yield traders in the Adviser’s U.S. Fixed Income Group. Mr. Gibson holds a B.S. from the University of Cincinnati College of Business Administration in finance. Mr. Morgan, Mr. Shanahan, and Mr. Gibson were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2011, Mr. Morgan was part of the portfolio management team for nine other mutual funds with a total of approximately $12.6 billion in assets; thirteen pooled investment vehicles with a total of approximately $8.2 billion in assets; 14 other accounts with non-performance based fees and a total of approximately $1.4 million in assets and one other account with a performance based fee and approximately $267 million in assets. As of December 31, 2011, Mr. Shanahan was part of the portfolio management team for nine other mutual funds with a total of approximately $15 billion in assets; nine pooled investment vehicles with a total of approximately $2.8 billion in assets; twelve other accounts with non-performance based fees and a total of approximately $1.4 billion in assets and one other account with a performance based fee and approximately $267 million in assets. As of December 31, 2011, Mr. Gibson was part of the portfolio management team for four other mutual funds with a total of approximately $11.6 billion in assets. The Adviser is not paid a performance based fee in connection with the other mutual funds, or the pooled investment vehicles.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan, Mr. Shanahan and Mr. Gibson as of December 31, 2011 is set forth below:

William J. Morgan: $500,001 - $1,000,000

James P. Shanahan, Jr.: $100,001 - $500,000

James E. Gibson: $100,001 - $500,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 9, 2012